EXECUTION COPY

MASTER LEASE AGREEMENT

dated as of December 29, 2006

between

SUNTRUST LEASING CORPORATION

as Lessor

and

SOUTHWESTERN ENERGY COMPANY

as Lessee

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TABLE OF CONTENTS

Page

1.

LEASE OF EQUIPMENT

1

1.1

Each Schedule is a Lease

1

1.2

Closing Conditions

2

2.

TERM AND RENT

2

3.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF LESSEE

3

3.1

Representations, Warranties and Covenants

3

4.

DISCLAIMER OF WARRANTIES; NO AGENCY

5

4.1

Disclaimer

5

4.2

Lessor is Not Supplier

6

5.

EXCLUSION OF CONSEQUENTIAL DAMAGES

6

5.1

NO CONSEQUENTIAL DAMAGES

6

6.

RISK OF LOSS

6

6.1

Risk of Loss

6

6.2

Total Loss

6

6.3

Stipulated Loss Value, Etc

7

6.4

Application of Proceeds

7

7.

INSURANCE

8

7.1

Required Coverages and Amounts

8

7.2

Additional Requirements

8

8.

INSTALLATION; MAINTENANCE; ADDITIONS

9

8.1

Maintenance and Repairs

9

8.2

Related Real Property Requirements

9

8.3

Additions

9

8.4

Location Reporting

10

9.

TAXES, FEES AND ASSESSMENTS

10

10.

RETURN OF EQUIPMENT

10

11.

AFFIRMATIVE AND NEGATIVE COVENANTS

11

12.

LESSEE’S IDENTITY, ADDRESS AND LOCATION

12

13.

NO ASSIGNMENT OR OTHER SUBLEASING BY LESSEE

12

14.

QUIET ENJOYMENT

13

i

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TABLE OF CONTENTS
(continued)

Page

15.

EVENTS OF DEFAULT

13

16.

REMEDIES

14

16.1

Remedies

14

16.2

Cumulative Remedies

15

16.3

No Waiver

15

17.

SECURITY; FILINGS

15

17.1

Granting Clause

16

17.2

Precautionary Provisions

16

17.3

Filings

16

18.

LESSOR’S FEES AND EXPENSES; INDEMNITY

16

18.1

Indemnity

16

18.2

Express Exculpation

17

18.3

Indemnity is Essential to Lessor, Etc

17

19.

INCOME TAX INDEMNITY

18

20.

WAIVERS

19

21.

PERFORMANCE BY LESSOR; FURTHER ASSURANCES

19

22.

NOTICES

19

23.

ABSOLUTE AND UNCONDITIONAL

20

24.

GOVERNING LAW

20

25.

WAIVER OF JURY TRIAL

20

26.

FORUM SELECTION AND CONSENT TO JURISDICTION

20

27.

ASSIGNMENT BY LESSOR

21

28.

MISCELLANEOUS

21

RIDER NO. 1 ENVIRONMENTAL RIDER

23

RIDER NO. 2 RETURN RIDER

24

RIDER NO. 3 REMOVAL RIDER

25

EXHIBIT 1 FORM OF SCHEDULE

26

EXHIBIT 2 FORM OF ACCEPTANCE CERTIFICATE

27

EXHIBIT 3 FORM OF ACKNOWLEDGMENT AND AGREEMENT

28

ii

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MASTER LEASE AGREEMENT

THIS MASTER LEASE AGREEMENT is dated as of December 29, 2006 (including any and all riders, exhibits and supplements, this “Master Lease”) between SOUTHWESTERN ENERGY COMPANY, a Delaware corporation (together with its successors and assigns, “Lessee”), and SUNTRUST LEASING CORPORATION (“STLC”), a Virginia corporation (STLC, or such other party entering into any Schedule (as defined below) incorporating the terms hereof, and named as “Lessor” therein, together with their respective successors and assigns, a “Lessor”).

RECITALS

Whereas Lessee desires to lease certain drilling rigs, related property and other items of equipment, and intends to have each Lessor, (a) purchase such items of equipment, either from Lessee or directly from a supplier of such equipment and (b) lease the equipment to Lessee pursuant to Schedules entered into from time to time by the Lessor named therein incorporating this Master Lease.

Whereas, each Lessor is willing to enter into a Lease or Leases (as defined below) on the terms and conditions set forth herein, and in the related Schedule, and Lessee is willing to enter into the Leases on such terms and conditions.

Now, Therefore, for such good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Lease of Equipment.

1.1

Each Schedule is a Lease.  Subject to the terms of each schedule, substantially in the form of Exhibit 1 attached hereto, executed by Lessee and a Lessor (together with all exhibits, riders and attachments thereto, each, a “Schedule”), and incorporating the terms of this Master Lease by reference therein (collectively, a “Lease”), each Lessor hereby leases to Lessee and Lessee hereby leases from such Lessor that certain drilling rig and those spare parts identified in the related Schedule (together with all accessories, attachments, parts, repairs, additions, upgrades and accessions thereto and all replacements and substitutions therefor, the “Equipment”).  The term “Lessor”, in each place used herein or in any other related document, instrument or agreement with respect to the Lease created by any Schedule, shall mean the party entering into and named in the Schedule as “Lessor” (i.e., either STLC or its designee), or any successors and assigns of such Lessor.  Lessee acknowledges and agrees that, unless a Schedule expressly provides to the contrary, each Lease is a “Finance Lease” as defined by the Uniform Commercial Code (the “UCC”).

1.2

Closing Conditions.  Each Lessor's agreement to purchase and lease any Equipment under a Lease is conditioned upon such Lessor's determination that all of the following have been satisfied with respect to such Lease prior to the proposed effective date thereof:

(a)

Such Lessor’s having received the following, in form and substance reasonably satisfactory to such Lessor: (i) evidence as to due compliance with the insurance provisions of Sections 7.1 and 7.2 of this Master Lease; (ii) if requested with sufficient notice, lien searches in the jurisdictions of Lessee’s and DeSoto Drilling, Inc. (“DDI”) respective organization, and wherever else such Lessor deems appropriate; (iii) UCC financing statements and all other filings required by such Lessor; (iv) a certificate of an appropriate officer of each of Lessee and DDI, certifying: (A) resolutions duly authorizing the transactions contemplated in the applicable Lease Documents (as defined in Section 3.2(b)) and any Relevant Third Party Document (as defined below), (B) the incumbency and signature of the officers of Lessee and DDI, authorized to execute such documents; and (C) if requested by such Lessor, the accuracy and completeness of the attached copies of Lessee’s organizational documents; (v) if requested by such Lessor, an opinion of counsel for Lessee as to certain of the matters set forth in Section 3.1(a) through (e) of this Master Lease under Texas law, Delaware corporate law, and certain federal law, as more particularly referenced therein; (vi) the only manually executed original of each of the related

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Schedule, and Acceptance Certificate (as defined in Section 3.1(g)), and counterpart originals of all other related Lease Documents and Relevant Third Party Documents; (vii) all purchase documents pertaining to the related Equipment (collectively, the "Supply Contract") and, if such Lessor is purchasing the Equipment from Lessee, bills of sale, assignments of warranties, lien releases, and such other documents, instruments and agreements reasonably requested by such Lessor in connection with such purchase (the vendor and any other seller of the Equipment, a “Supplier”); (viii) if requested by such Lessor, good standing certificates from the jurisdictions of Lessee’s and DDI’s respective organization and the state in which the Equipment is located, and evidence of Lessee’s and DDI’s organizational numbers; and (ix) such other documents, agreements, instruments, certificates, opinions, and assurances, as such Lessor reasonably may require.  For the purposes hereof: (a) “Relevant Third Party” shall mean (i) any Permitted Operator (as defined in Section 13), or (ii) DDI (itself, as well as being successor by merger to PV Exploration Company); and (b) “Relevant Third Party Document” shall mean any of the following to which a Relevant Third Party is a party, (i) any bills of sale or other purchase documents relating to the Equipment, (ii) any Use Agreement, and/or (iii) the Acknowledgment and Agreement (as defined in Section 13) and any and all other documents, instruments, filings, assurances or deductibles entered into or provided to a Lessor in connection with a Lease.

(b)

All representations and warranties provided by Lessee and/or Permitted Operator in favor of a Lessor herein, in any Lease, or in any related Lease Documents or Relevant Third Party Documents, to which Lessee is a party, shall be true and correct on the effective date of the related Acceptance Certificate (and Lessee's execution and delivery of the Acceptance Certificate, shall constitute its acknowledgment of the same).

(c)

There shall be no Event of Default under such Lease. The related Equipment shall have been delivered to and accepted by Lessee, as evidenced by an Acceptance Certificate, and shall be in the condition and repair required hereby and thereby; and on the effective date of such Acceptance Certificate, the Lessor under such Lease shall have received good title to the related Equipment described therein, free and clear of any Liens, except for any Permitted Liens.  For the purposes hereof, “Permitted Lien” means (i) Liens for taxes, assessments or other governmental charges that are either not delinquent or being contested in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any material part thereof, or a Lessor’s rights, title or interests with respect thereto, (ii) suppliers’, mechanics’, materialmen’s, workers’, repairmen’s, landlords’, operators’, drillers’, carriers’, employees’ or other like Liens arising after the Acceptance Date in the ordinary course of Lessee’s business and for amounts the payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any material part thereof, or Lessor’s rights, title or interests with respect thereto, (iii) salvage or similar rights of insurers under insurance policies maintained pursuant to Section 7.1 hereof, (iv) Liens arising out of any judgment against Lessee which has been fully bonded, (v) the rights of a Permitted Operator under a Use Agreement, (vi) Lessor Liens, and (vii) the respective rights of Lessor and Lessee under such Lease.

2.

Term and Rent.  Equipment described in a Schedule shall be leased for a term (the “Term”) that shall commence on the date stated in such Schedule and continue for the period stated therein, including any extension or renewal periods as provided in the End of Term Option Rider executed by Lessee and the Lessor thereunder in connection with such Schedule, except as sooner terminated by Lessee’s exercise of its rights under the Early Purchase Rider executed by Lessee and such Lessor, or otherwise terminated or cancelled, in each case, in accordance with any other provision hereof, or of such Lease or any of the other related Lease Documents.  Lessee shall pay the Lessor the rental payments in the aggregate amounts specified in each Schedule to which it is a party, without notice or prior demand, and all other amounts payable pursuant to the related Lease (collectively, “Rent”).  If any Rent shall be unpaid five (5) days after the due date thereof, Lessee shall pay on demand a late charge equal to 5% of any such unpaid Rent but in no event to exceed the maximum lawful charges.  EACH LEASE IS NONCANCELABLE BY LESSEE FOR ITS ENTIRE TERM, and Lessee has no right of termination or purchase of any Equipment except as specifically granted to Lessee in a Schedule (including any rider thereto).  Upon the expiration of the Term respecting the Equipment, and until the return to the applicable

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Lessor of all such Equipment in accordance with the terms of the Lease applicable thereto, or until any purchase option with respect thereto is exercised in accordance with the terms of the Lease applicable thereto, at the option of the Lessor thereunder, in its sole discretion, such Lease shall remain effective and shall become a month-to-month lease between the parties with respect to such Equipment on the same terms and conditions of such Lease and the monthly Rent in effect immediately prior to such expiration shall be the monthly Rent payable during such month-to-month term under the applicable Schedule.

3.

Representations and Warranties of Lessee.

3.1

Representations and Warranties.  Lessee represents and warrants to each Lessor on the date hereof and the date of the Schedule to which such Lessor is a party that:

(a)

Lessee is a corporation, duly organized and validly existing in good standing under the laws of the jurisdiction of its organization (as specified in the first sentence of this Master Lease), duly qualified to do business in each jurisdiction (i) where any Equipment subject to such Schedule is, or is to be, located or (ii) in which the failure to be so qualified, singly or in the aggregate, could reasonably be expected to have a Material Adverse Effect (as defined under Section 3.1(d)) and has full power and authority to hold property under lease and to enter into and perform its obligations hereunder and under that Lease.

(b)

 Lessee is fully authorized to execute and deliver this Master Lease and each Schedule, and each of the documents, instruments and agreements entered into pursuant to or contemplated by this Master Lease, or in connection with such Schedule, including the Acceptance Certificate, Acknowledgment and Agreement, any RE Waivers, bills of sale, certificates, filings and other related assurances and deliverables (collectively with the Schedule, and solely as they relate to such Schedule, the “Lease Documents”) to which Lessee is a party delivered by it, under an appropriate resolution or resolutions of its governing body and by any other appropriate official approval.

(c)

This Master Lease and such Lease and each related Lease Document and any Relevant Third Party Document have been duly executed and delivered by Lessee and any Relevant Third Party, to the extent each is a party thereto, and this Master Lease, such Lease and each related Lease Document and any Relevant Third Party Document constitute, legal, valid and binding obligations of Lessee and any Relevant Third Party, enforceable against Lessee and any Relevant Third Party in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally (although none of such laws is or shall be applicable to Lessee or any Relevant Third Party on the date hereof, or on the date of any Schedule, whether prior to, upon, or by reason of such party’s entering into and/or becoming bound to pay and perform its obligations under, this Master Lease, any such Schedule, or other related Lease Document or Relevant Third Party Document), and by general principles of equity.

(d)

The execution, delivery and performance by Lessee of this Master Lease and such Lease, and all related Lease Documents to which it is a party, do not violate any law or governmental rule, regulation, or order applicable to Lessee or any provision of Lessee’s organizational documents, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which it is bound which could reasonably be expected to have a Material Adverse Effect and do not and will not result in the creation of any lien, charge, security interest, encumbrance or other charge or claim (any of the same, a “Lien”) on all or any part of the Equipment leased thereby other than as retained by, created and/or granted in favor of such Lessor under a Lease.  As used herein, “Material Adverse Effect” shall mean (i) a materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of Lessee and its subsidiaries, taken as a whole, (ii) a material impairment of Lessee’s ability to perform its financial obligations under such Lease or any related Lease Document or (iii) any material impairment of the validity or enforceability of this Master Lease, such Lease or any related Lease Document or the rights and remedies available to such Lessor thereunder.

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(e)

There is no action, suit, proceeding, claim, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of Lessee’s knowledge, threatened against Lessee, challenging Lessee’s authority to enter into this Master Lease, or such Lease or any related Lease Document or any other action wherein an unfavorable ruling or finding could reasonably be expected to have, a Material Adverse Effect.

(f)

No consent or authorization of, filing with, or any other act by or in respect of any person (for the purposes hereof, “person” shall mean any individual or business entity, as the context may require) is required in connection with the execution, delivery, performance or validity of this Master Lease, the Lease or any Lease Document to which Lessee is a party other than leases, titles, concessions, bonds, deposits, permits, licenses, easements and/or rights-of-way, approvals or consents, in respect of or by any local, state, federal or other governmental authority or agency, that have already been obtained or, as appropriate, shall have been obtained on or before the effective date of the related Lease.

(g)

As of the date of each Schedule, Lessee has accepted the related Equipment pursuant to a certificate of acceptance delivered to such Lessor and substantially similar in form and substance to Exhibit 2 (an “Acceptance Certificate”) and, on each occasion, and without regard as to how situated on or attached to any real property, such Equipment is personal property and is removable from and is not essential to the premises at which it is located.

(h)

The consolidated financial statements of Lessee for the fiscal year ended December 31, 2005 contained in its annual report on Form 10-K, and the consolidated financial statements of Lessee for the fiscal quarters ended March 31, 2006, June 30, 2006, and September 30, 2006, contained in Lessee's quarterly reports on Forms 10-Q for such quarterly periods, present fairly in all material respects the financial position and the results of operations and cash flows of the Company and its consolidated subsidiaries, at the indicated dates and for the indicated periods.  Such consolidated financial statements have been prepared in accordance with U.S. generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein.

(i)

Lessee’s residence for federal income tax purposes, Lessee’s “location” for purposes of Article 9 of the applicable UCC and its organizational identification number are as set forth below its signature hereto.

(j)

Lessee’s correct legal name is as set forth on the execution page hereof.

(k)

Any Lease or any other Lease Documents deemed to create a security interest and/or other Lien creates a valid first priority Lien on the related Equipment subject to no other Lien (other than any Permitted Lien), and upon the filing by such Lessor of financing statements pursuant to Section 17 hereof, such Lessor will have a valid and perfected security interest in the Equipment and any other Lien retained, created or granted with respect thereto, subject to no other Lien other than Permitted Liens.

(l)

Effective as of the payment of the purchase price therefor on the Acceptance Date, such Lessor shall have good and marketable title to the Equipment leased under such Lease, free and clear of all Liens, except for any Permitted Liens, whether purchased from Lessee or any third party supplier.

(m)

Lessee is in compliance with all Applicable Requirements.  For the purposes hereof, “Applicable Requirements” shall mean, to the extent applicable, any and all of the following: (i) all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the manufacturer or service provider, to the extent disseminated to all customers, (ii) the requirements, terms and conditions of all applicable insurance policies, (iii) the Supply Contract or the original purchase agreement with the manufacturer, so as to preserve all of Lessee’s and such Lessor’s rights thereunder, including all rights to any warranties, indemnities or other rights or remedies, (iv) all Applicable Laws, and (v) all prudent

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industry standards and practices (including any of the same as determined by the American Petroleum Institute (API)), in existence from time to time for the purposes for which it was designed, but in any event, to no lesser standard than that employed by Lessee for comparable equipment owned or leased by it.  For the purposes hereof, “Applicable Laws”, shall mean all applicable legal requirements, including without limitation the applicable statutes, treaties, conventions, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority as amended and revised, and any judicial or administrative interpretation, of any of the same, relating to such Lease or any related Lease Document or Relevant Third Party Document, Lessee, any Permitted Operator, or any party using, operating, possessing or having any right, title or interest in, or with respect to any of the Equipment  leased under such Lease, or any real property on which any of the Equipment is then located, including, without limitation, any Environmental Law (as defined in the Environmental Rider attached hereto as Rider No. 1, the terms of which are hereby incorporated herein; the “Environmental Rider”), or any other similar municipal, state or federal law or regulation.

(n)

Lessee has paid or withheld or caused to be paid or withheld, all federal, state and local taxes required to be paid or withheld by it, and Lessee has filed all federal, state and local tax returns which are required to be filed by Lessee, if in each such case, failing to do so has resulted or could result in a Material Adverse Effect.

(o)

No factual information furnished by Lessee in connection with the entering into of this Master Lease or any Lease, relating to the transactions contemplated herein or therein, contains any material misstatement of fact or omitted to state a material fact necessary to make the statements contained therein not misleading.

(p)

Lessee is not engaged principally, nor does it engage as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” (as provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect), and none of the proceeds of any Lease will be used in any manner to enable or assist any person in, directly or indirectly, purchasing or carrying “margin stock.”

4.

Disclaimer of Warranties; No Agency.

4.1

Disclaimer.  Lessee acknowledges that no Lessor is the manufacturer of the Equipment, the manufacturer’s agent or a dealer therein; the Equipment is of a size, design, capacity, description and manufacture selected by Lessee; Lessee is satisfied that all licenses and rights necessary to install, use and operate the Equipment have been obtained and that the Equipment is suitable and fit for its purposes; and THE EQUIPMENT IS LEASED HEREUNDER “AS IS, WHERE IS” AND WITH ALL FAULTS, AND NO LESSOR HAS MADE, NOR DOES ANY LESSOR MAKE, AND EACH LESSOR SPECIFICALLY DISCLAIMS, ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED AND ALL OTHER WARRANTIES OTHERWISE ARISING BY OPERATION OF LAW, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN, OPERABILITY, OPERATION OR PERFORMANCE OF THE EQUIPMENT, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT, THE CONFORMITY OF THE EQUIPMENT TO ANY OF THE APPLICABLE REQUIREMENTS, SUCH LESSOR’S TITLE TO THE EQUIPMENT AND RIGHTS TO USE AND OPERATE THE EQUIPMENT NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; no Lessor shall be liable to Lessee, and Lessee hereby releases and discharges each Lessor, for any loss, damage, or expense of any kind or nature caused, directly or indirectly, by the Equipment or the use or maintenance thereof or the failure or operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused.  No defect or unfitness of the Equipment shall relieve Lessee of the obligation to pay any Rent or perform any other obligation under any Lease.  No Lessor shall have any obligation under a Lease in respect of the Equipment leased thereunder or any obligation to ship, deliver, assemble, install, erect, test, adjust or service such Equipment.  Each Lessor agrees that until an Event of Default (as defined in

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Section 15) or an event which with lapse of time or notice, or both, might become an Event of Default hereunder (a “Default”) has occurred, such Lessor will permit Lessee, as Lessee’s sole and exclusive remedy hereunder, to enforce in Lessee’s own name and at Lessee’s sole expense any Supplier’s or manufacturer’s warranty or agreement in respect of such Equipment to the extent that such warranty or agreement is assignable.

4.2

Lessor is Not Supplier.  Lessee acknowledges and agrees that none of the manufacturer, the Supplier or any salesman, representative or other agent of the manufacturer or the Supplier is an agent of any Lessor.  No salesman, representative or agent of the manufacturer or the Supplier is authorized to waive or alter any term or condition of any Lease, and no representation as to the Equipment or any other matter by the manufacturer or the Supplier shall in any way affect Lessee’s duty to pay Rent and perform its other obligations as set forth in a Lease.

5.

Exclusion of Consequential Damages.

5.1

NO CONSEQUENTIAL DAMAGES.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY LEASE, NO LESSOR SHALL, UNDER ANY CIRCUMSTANCES, BE LIABLE TO LESSEE OR ANY THIRD PARTY, FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF OR RELATED TO THE EQUIPMENT OR ANY TRANSACTION CONTEMPLATED UNDER ANY LEASE, WHETHER IN AN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) PATENT INFRINGEMENT, BREACH OF WARRANTY, MISREPRESENTATION OR THE NEGLIGENT ACTS OR OMISSIONS OF LESSEE OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS OR BENEFITS OF USE OR LOSS OF BUSINESS, BUSINESS INTERRUPTION, LOSS OF REVENUES, OR PRODUCT, LOSS BY REASON OF SHUTDOWN, NON-OPERATION, OR INCREASED EXPENSE OF MAINTENANCE OR OPERATION, INCREASED EXPENSES OF BORROWING, FINANCING, LOSS OF PRODUCTIVITY OR LOSS OF SHOP SPACE, EVEN IF SUCH LESSOR IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.  Without limiting the foregoing, no Lessor will be responsible to Lessee or any other person with respect to, and Lessee agrees to bear sole responsibility for, any risk or other matter that is the subject of any Lessor’s disclaimer; and each Lessor's agreement to enter into this Master Lease and any Lease or Schedule is in reliance upon the freedom from and complete negation of liability or responsibility for the matters so waived or disclaimed herein or covered by the indemnity in this Lease.

6.

Risk of Loss.

6.1

Risk of Loss.  At all times until all of the Equipment is returned to and accepted by the applicable Lessor in accordance with the related Lease, Lessee shall bear the risk of loss, theft, confiscation, taking, unavailability, damage or partial destruction of any or all of the Equipment and shall not be released from its obligations under any Lease or any related Lease Document in any such event. Lessee shall provide prompt written notice to such Lessor of any Total Loss or any material damage to any Equipment (including any Component Part or Spare Part (as hereinafter defined)) leased under such Lease.  Any such notice must be provided together with any damage reports provided to any governmental authority, the insurer or Supplier, and any documents pertaining to the repair of such damage, including copies of work orders, and all invoices for related charges. Without limiting any other provision hereof, Lessee shall repair all damage to any Equipment (including any Component Part or Spare Part (as hereinafter defined)) from any and all causes, other than a Total Loss, so as to cause it to be in the condition and repair required by the related Lease.

6.2

Total Loss.

(a)

The parties hereby agree as follows:

(i) For the purposes of this Section 6, as incorporated into each Lease,

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(A) a “Drilling Rig” shall mean that certain drilling rig identified in the related Schedule, comprised of the Component Parts and other related property described in such Schedule as being a part of or used in connection with such drilling rig,

(B) a “Spare Part,” shall mean each item of Equipment identified as a “spare part” on the related Schedule and other related property described in such Schedule as being a part of or used in connection with such spare part,

(C) a “Component Part” shall mean each of the components of the Drilling Rig specified in the related Schedule as being a part of such Drilling Rig, and other related property described in such Schedule as being a part of or used in connection with such Component Part, and

(D) each of the above defined terms shall also be deemed to include all accessories, attachments, parts, repairs, additions, upgrades and accessions to the property described in the definition and all replacements and substitutions therefor.

(ii) For the purposes hereof, (A) the occurrence of a Total Loss, at any time, of or relating to less than all of the Component Parts of the Drilling Rig leased under any Lease having an aggregate Stipulated Loss Value, determined as of the preceding rent payment date, not exceeding fifteen percent (15.00%) of the Stipulated Loss Value, as of such date, of all of the Component Parts comprising such Drilling Rig shall constitute a Total Loss of only such Component Parts, shall be deemed a Total Loss solely of each such Component Part suffering a Total Loss, and in such event Lessee shall replace such Component Parts in accordance with Section 6.4; and (B) the occurrence a Total Loss, at any time, with respect to Component Parts having an aggregate Stipulated Loss Value, determined as of the preceding rent payment date, equal to or exceeding fifteen percent (15.00%) of the Stipulated Loss Value, as of such date, of all of the Component Parts comprising such Drilling Rig shall constitute a Total Loss of such Drilling Rig, and in such event, Lessee shall pay the amounts and otherwise comply with Section 6.3.

(iii) Notwithstanding the provisions of subparagraph (ii) above, or any shorter grace periods provided for in the definition of “Total Loss” in Section 6.2(b), Lessee may avoid having the occurrence described in subparagraph (ii) being deemed a Total Loss with respect to the related Drilling Rig by replacing the Component Parts having suffered an immediate Total Loss, or a Potential Loss (as defined below) within sixty (60) days of the occurrence of such immediate Total Loss, or Potential Loss, as the case may be, or if earlier, at the expiration or earlier termination or cancellation of the related Lease.  Any such replacement must be made in accordance with the provisions of Section 6.4 (except that the 60 day period set forth therein will run from the date of the Potential Loss, if applicable), and Lessee’s right to make such replacement shall be further conditioned upon the aggregate Stipulated Loss Value of all such Component Parts having suffered such Total Loss or Potential Loss, as the case may be, determined as of the preceding rent payment date, being less than twenty five percent (25.00%) of the Stipulated Loss Value, as of such date, of all of the Component Parts comprising such Drilling Rig.  For the purposes hereof, a “Potential Loss” shall mean an event or occurrence described in the definition of Total Loss that, with the passage of time without cure could be deemed a Total Loss. Upon the occurrence of a Total Loss of any Spare Part, Lessee shall replace such Spare Part in accordance with Section 6.4.

(b)

A “Total Loss” shall be deemed to have occurred with respect to a Drilling Rig, any Spare Part or any Component Part, as the case may be, upon: (i) any damage thereto that results in an insurance settlement with respect to such Drilling Rig, Spare Part or Component Part, as the case may be, on the basis of a total loss or constructive total loss thereof, (ii) (A) the loss, disappearance, or theft thereof that continues to exist for a period of 45 days, or if earlier, at the expiration or earlier termination or cancellation of such Lease, (B) the destruction of such Drilling Rig, Spare Part or Component Part, as the case may be, or (C) damage to such Drilling Rig, Spare Part or Component Part, as the case may be, that is either (1) uneconomical to repair or (2) renders it unfit for normal use, and it remains unfit for normal use for a period of 90 days, or if earlier, at the expiration or earlier termination or cancellation of

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such Lease, (iii) the return of such Drilling Rig, Spare Part or Component Part, as the case may be, to the manufacturer (other than for any scheduled or ordinary maintenance with respect thereto), (iv) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or, if not a taking of title, any other non-permanent taking, including a taking of use thereof, that continues to exist for a period of 90 days, or if earlier, at the expiration or earlier termination or cancellation of such Lease, or the imposition of any Lien thereon (other than Permitted Liens) by any governmental authority, (v) as a result of any rule, regulation, order or other action by any governmental authority, the use of any such Drilling Rig, Spare Part or Component Part, as the case may be, shall have been prohibited, or it shall have been declared unfit for use, for a period of six (6) consecutive months, unless Lessee, prior to the expiration of the six-month period, shall have undertaken and, in the reasonable opinion of the Lessor of such Drilling Rig, Spare Part or Component Part, as the case may be, shall be diligently carrying forward all steps which are necessary or desirable to permit the normal use thereof by Lessee or, in any event, if use shall have been prohibited, or such property shall have been declared unfit for use, for a period of twelve (12) consecutive months (unless waived by the Lessor thereof, in its sole and absolute discretion) or such prohibition shall exist on the expiration or earlier cancellation or termination of the related Lease or (vi) at the election of the Lessor of such Drilling Rig, Spare Part or Component Part, as the case may be, any RE Interest Holder (as defined in Section 8.2) shall deny Lessee or Lessor the right to de-install and/or remove any such Drilling Rig, Spare Part or Component Part, or shall assert or have any Lien, claim or other right against or with respect thereto, and (A) an Event of Default shall have occurred and then exist or (B) such denial, Lien, claim or right has not been effectively, unconditionally and irrevocably waived by such RE Interest Holder on the earlier of the tenth (10th) business day after such event has occurred, or the expiration, or earlier cancellation or termination of the Term of the related Lease.

6.3

Stipulated Loss Value, Etc.  On the next rent payment date under any Lease following a Total Loss of a Drilling Rig leased thereunder (a “Loss Payment Date”), Lessee shall pay to the Lessor thereof (i) any rental payment due on that date pursuant to such Lease, plus (ii) the Stipulated Loss Value of the Drilling Rig with respect to which the Total Loss has occurred (“Lost Drilling Rig”), plus (iii) any other Rent due under such Lease and the related Lease Documents to which Lessee is a party with respect to any such Lost Drilling Rig.  Upon making such payment, (i) Lessee’s obligation to pay future Rent shall terminate solely with respect to any Lost Drilling Rig so paid for, but Lessee shall remain liable for, and pay as and when due, all other Rent due and payable to such Lessor pursuant to such Lease, and (ii) the Lessor under such Lease shall convey to Lessee all of such Lessor’s right, title and interest in any such Lost Drilling Rig on an AS IS, WHERE IS BASIS (as defined in Section 8.1), but subject to any rights or interests of any other party, including without limitation, any RE Interest Holder, any governmental authority and/or the requirements of any third party insurance carrier in order to settle an insurance claim.  As used herein or in any other Lease Document with respect to any Lease, “Stipulated Loss Value” shall mean the product of the Original Equipment Cost of any Lost Drilling Rig leased thereunder, multiplied by the percentage factor applicable to the Loss Payment Date, as set forth on the schedule of Stipulated Loss Values attached to the related Schedule.  After the final rent payment date of the original term or any renewal term of a Lease, the Stipulated Loss Value shall be determined as of the last rent payment date during the applicable term of such Lease, and the applicable percentage factor shall be the last percentage factor set forth on the schedule of Stipulated Loss Values attached to the related Schedule.  No Lessor shall be under any duty to Lessee to pursue any claim against any person in connection with a Total Loss or other loss or damage.

6.4

Spare Parts and Component Parts.  The parties agree that upon a Total Loss with respect to any Component Part leased under a Lease (but not the Drilling Rig on which it was installed), or any Spare Parts leased under a Lease,

(a) if such Component Part or Spare Part constitutes a “Removed Part” for the purposes of the Removal Rider, Lessee shall comply with all of the provisions of the Removal Rider with respect to such Removed Part; or

(b)  if such Component Part or Spare Part does not constitute a Removed Part, no later than the Last Replacement Date, Lessee shall replace such Component Part or Spare Part, as the case may be, with a new or reconditioned replacement component part or spare part, which such replacement

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component part or spare part shall be free and clear of all Liens (other than Permitted Liens) and which shall have a fair market value, utility and remaining use life at least equal to the replaced Component Part or Spare Part, as the case may be (assuming such replaced Component Part or Spare Part, as the case may be, was in the condition required by the related Lease).  For the purposes hereof, the “Last Replacement Date” shall mean, with respect to any Component Part or Spare Part required to be replaced pursuant to this Section 6.4(b), that certain date that is the earlier of (i) 60 days after the Total Loss is deemed to have occurred with respect to such Component Part or Spare Part, as the case may be, or (ii) the date on which such Component Part or Spare Part is required to be returned to the Lessor pursuant to the applicable provisions of the related Lease.  Any such replacement of the Component Part shall be done in accordance with all Applicable Requirements, and, after giving effect thereto, each of the related Drilling Rig and replacement Component Part shall comply with all Applicable Requirements and the other provisions of the related Lease and other Lease Documents.  Any such replacement spare part shall be in compliance with all Applicable Requirements, and the other provisions of the related Lease and other Lease Documents. Lessee shall be deemed to have conveyed or caused to be conveyed to such Lessor good and marketable title to each replacement component part or spare part, as the case may be, and each shall be subject to the provisions of the related Lease, and thereafter, such replacement component part shall be a “Component Part” or “Spare Part,” as the case may be, for all purposes of the related Lease.  Lessee agrees to execute and/or deliver any bills of sale, amendments to the related Schedule, filings or other assurances reasonably requested by such Lessor in connection with such replacement, and shall be responsible for and pay, and reimburse Lessor for, any taxes or costs relating to any such removal, and any temporary or permanent replacement of parts or components pursuant hereto.

6.5

Application of Proceeds.  If a Lessor receives a payment under an insurance policy required under a Lease in connection with any Total Loss or other loss of or damage to any of the Equipment leased under a Lease, and such payment is both unconditional and indefeasible, then provided Lessee shall have complied with the applicable provisions of this Section, such Lessor shall either (i) if received pursuant to a Total Loss of any Drilling Rig, Spare Part or Component Part, remit such proceeds to Lessee up to an amount equal to the amount paid by Lessee to such Lessor as the Stipulated Loss Value, or credit such proceeds against any amounts owed by Lessee pursuant to Section 6.3, or (ii) if received with respect to repairs made pursuant to Section 6.1 or replacements of Component Parts or Spare Parts pursuant to Section 6.4 (and solely with respect to any replacements of a Removed Part, the Removal Rider), remit such proceeds to Lessee up to an amount equal to the amount of the costs of such repair or replacement, as the case may be, actually incurred by Lessee, as established to such Lessor’s satisfaction.  Any excess insurance proceeds shall be returned to Lessee, so long as no Event of Default and no Default has occurred and is continuing under the affected Lease.  In the event that during the Term of any Lease the use of any Drilling Rig, Spare Part or Component Part leased thereunder is requisitioned or taken by any governmental authority under the power of eminent domain or otherwise for a period which does not constitute a Total Loss, Lessee’s obligation to pay all installments of Rent with respect to such Drilling Rig, Spare Part or Component Part shall continue for the duration of such requisitioning or taking.  Lessee shall be entitled to receive and retain for its own account all sums payable for any such period by such governmental authority as compensation for requisition or taking of possession.  Any amount referred to herein which is payable to Lessee shall not be paid to Lessee, or if it has previously been paid directly to Lessee, shall not be retained by Lessee, if at the time of such payment an Event of Default or a Default under the affected Lease shall have occurred and is continuing, but shall be paid to and held by the Lessor under such Lease as security for the obligations of Lessee under such Lease, and at such time as there shall not be continuing any such Default or Event of Default, such amount shall be paid to Lessee.

7.

Insurance.

7.1

Required Coverages and Amounts.  Lessee shall procure and maintain, at its sole cost and expense during the Term of each Lease, insurance policies containing the following coverages: (a) All Risk Property Insurance covering loss of or damage to the Equipment leased thereunder, including debris removal; (b) Sue and Labor Expense; (c) Bringing Under Control Expense; (d) Pollution Liability Insurance covering personal injury and bodily injury, including death, and loss of (including loss of use

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subject to the policy terms, conditions and exclusions) or damage to (including cleanup of) property of any kind or description arising out of seepage, pollution or contamination; and (e) General Liability Insurance (including products and completed operations and contractual liability) covering personal injury and bodily injury, including death, and loss of (including loss of use subject to the policy terms, conditions and exclusions) or damage to property of any kind or description caused by an occurrence.  The amount of any coverage obtained and maintained pursuant to clause (a) of the preceding sentence with respect to any Equipment leased under a Lease shall be a stated value policy in a minimum amount that is no less than the Stipulated Loss Value of such Equipment, determined as of the Rent payment date next preceding the date of determination.  The amount of any coverage obtained and maintained pursuant to each of clauses (b) through (e) of the preceding sentence in connection with any Lease shall be no less than $10,000,000, per occurrence.

7.2

Additional Requirements.  Prior to acceptance of the Equipment by Lessee, Lessee shall furnish to the Lessor thereof certificates, policies or endorsements satisfactory to such Lessor evidencing the insurance coverages required under Section 7.1.  Subsequent to acceptance of the Equipment, Lessee shall, before the expiration date of the current policies and endorsements, provide the Lessor thereof with renewal certificates, policies or endorsements complying with the requirements of Section 7.1.  All insurance policies required in Section 7.1 with respect to such Lease shall (i) with respect to all risk property insurance on the related Equipment, name the Lessor thereof as an Additional Insured and a sole Loss Payee; (ii) with respect to all other coverages required under Section 7.1, name such Lessor as an Additional Insured as its interest may appear; (iii) be in a form and amount reasonably satisfactory to such Lessor (but in no event less than the minimum policy amounts specified Section 7.1), and written by insurers of recognized reputation and responsibility satisfactory to such Lessor (at a minimum; such insurer shall carry a current Financial Strength Rating by A.M. Best Company of at least “A”), (iv) include a severability of interest clause providing that such policy shall operate in the same manner as if there were a separate policy covering each insured, (v) waive any rights of subrogation against such Lessor, (vi) provide that with respect to the interests of such Lessor in such policies, the insurance shall not be invalidated by any action or inaction of Lessee or any other person operating or in possession of any of the Equipment leased under such Lease regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by or binding upon Lessee or any other person operating or in possession of any of such Equipment, (vii) be primary and without any right of contribution with respect to any insurance maintained by the Lessor under such Lease, (viii) provide that the insurer will give such Lessor at least thirty (30) days prior written notice of any cancellation of such insurance (ten days for non-payment of premium).  The insurance policies required under Section 7.1 shall provide that all insurance proceeds payable thereunder shall be payable in U.S. Dollars.  The policies required under Section 7.1 shall not, without Lessor’s consent, contain self insured retentions, deductibles or co-insurance requirements, except, so long as no Event of Default then exists, (A) the policy described in Section 7.1(a) may be subject to deductibles and/or self-insurance retentions in an amount not to exceed $1,000,000, per occurrence, and (B) the policies described in Sections 7.1 (b) through (e) shall be subject to deductibles and/or self-insurance retentions in an amount not to exceed $1,000,000, per occurrence.  To the extent any self insured retention or co-insurance requirement with respect to a Lease is expressly permitted pursuant hereto, Lessee shall be solely responsible for the satisfaction and payment of any self insured retention, deductible or co-insurance obligation contained in the insurance policies required in Section 7.1.  Failure of any Lessor to enforce Lessee’s obligations under this Section 7.2 to provide proof of the required insurances, or to otherwise confirm that the required insurances are in place and maintained, shall not constitute a waiver of any of Lessee’s obligations under Sections 7.1 or 7.2.

8.

Installation; Maintenance; Additions.

8.1

  Maintenance and Repairs.  Lessee shall, at its sole expense, install, maintain, preserve, protect and keep the Equipment in good repair, condition and working order and in compliance with all Applicable Requirements, except for any unintentional non-compliance with any Applicable Requirements, where failure to do so could reasonably be expected to have a Material Adverse Effect or, the effect of which could reasonably be expected to result in a Material Risk.  For the purposes hereof, a “Material Risk” means (i) any impairment of any of Lessor’s rights, title or interests in, any Lien (other than a Permitted Liens) against, or the  diminution of the then fair market value or anticipated residual

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value or useful life of any of the Equipment (ordinary wear and tear from proper use alone excepted, and assuming that the Equipment is in the condition required by the Lease), or (ii) any (A) material civil liability of any Lessor or any other Indemnified Party, (B) civil liability of any Lessor or any other Indemnified Party for which a Lessor or an Indemnified Party is not indemnified (after giving effect to any exclusions in the applicable indemnity) or the indemnification with respect thereto is limited or prohibited by Applicable Law, or (C) criminal liability of any Lessor or any other Indemnified Party.  Lessee shall make necessary and proper repairs and furnish any and all parts, mechanisms and devices required to keep the Equipment in the condition required by the first sentence of this Section 8.1, at the sole cost and expense of Lessee, including any ordinary or capital or extraordinary repairs and replacements of any parts of the Equipment which become worn out, lost, destroyed, damaged beyond repair or otherwise unfit for use, by new or reconditioned replacement parts which are free and clear of all Liens (other than Permitted Liens) and have a value, utility and remaining useful life at least equal to the parts replaced (assuming that they were in the condition required by the Lease).  Good title to any and all such replacement parts shall be deemed conveyed to the Lessor under such Lease and constitute a part of the Equipment and leased by such Lessor to Lessee under the related Lease, and replaced parts shall be deemed conveyed to Lessee, AS IS, WHERE IS, without recourse to or warranty from any Lessor, express or implied, other than as to the absence of Lessor’s Liens (“AS IS, WHERE IS BASIS”) in each case, without further action. For the purposes hereof, the term “Lessor’s Liens” shall mean the Liens arising by, through or under such Lessor (including but not limited to (i) claims against such Lessor not related to the transactions contemplated by the related Lease, (ii) Liens directly resulting from Lessor ’s breach of any of its agreements expressly set forth in a Lease, which are not indemnified against by Lessee or any Relevant Third Party pursuant to a Lease or any related Lease Document, and (iii) taxes imposed against a Lessor, except for those taxes the liability for which has been expressly excluded in Sections 9 and 19 of this Master Lease. Lessee shall ensure that Equipment and/or component performance monitoring and recording devices shall be continuously maintained and fully operational. Lessee shall keep performance, utilization, inspection, maintenance and repair data, records and reports in proper order and in sufficient detail to establish an historical record relating to the use, operation, maintenance, damage, repair and rebuilds to the Equipment.  The provisions of this Section 8.1 are supplemented, and as and to the extent inconsistent with, modified by, the Removal Rider attached to this Master Lease as Rider No. 3, and incorporated herein as a part of this Master Lease (“Removal Rider”).

8.2

Related Real Property Requirements.  Lessee, at its sole expense, shall enter into and maintain in force, for the entire Term with respect to the subject Equipment, any installation or maintenance contracts required by the manufacturer, Supplier or any insurer of the Equipment, and shall provide to the Lessor of such Equipment a copy of such contract and all supplements thereto.  Lessee, at its sole expense shall secure all leases, titles, concessions, bonds, deposits, permits, licenses, easements and rights-of-way necessary from time to time for the transportation, installation, operation, maintenance, repair and future removal of each item of such Equipment, or in conformity with (1) any  Applicable Requirement, the breach of which could reasonably be expected to result in any Material Adverse Event or Material Risk , or (2) the right or purported right of any person, whether by contract, deed, lease, license, or other instrument, agreement or document, or arising under any Applicable Law, the breach of which could reasonably be expected to result in any Material Adverse Event or Material Risk.  Without limiting the foregoing, a Lessor may require that Lessee obtain an RE Waiver from any and all RE Interest Holders having an interest in the real property at which any Equipment leased by such Lessor is then located or to be relocated from time to time, provided, however, no such RE Waiver shall be required unless: (a) a Default or an Event of Default shall have occurred and is continuing with respect to the related Lease, (b) any RE Interest Holder has asserted, or attempted to establish, record, perfect, take possession or control of, or exercise any rights or remedy against, any such Equipment, or (c) such RE Interest Holder is an Affiliate of Lessee. For the purposes hereof, (i) an “RE Interest Holder” shall mean any party owning, controlling, or holding any Lien or other right, title or interest in the real property at which any Equipment is, then located (and thereby susceptible to any such Lien, right, title or interest), whether a governmental authority, person or entity, (ii) an “RE Waiver” shall mean a waiver, disclaimer and recognition agreement, duly executed by such RE Interest Holder, in form and having terms and conditions acceptable to the Lessor of such Equipment, pursuant to which such RE Interest Holder effectively agrees that, among other things, (A) such Lessor may have access to, and the right to remove and/or store the related Equipment at such location, without regard as to (1) how and whether such item

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is attached to the related real property, and (2) the purported or actual rights, title or interests of any RE Interest Holder, to, in or with respect to the real property and (B) it effectively releases, waives and disclaims any Lien, or other right, title or interest in, against or with respect to such Equipment, or any rights, property or proceeds relating thereto and/or other collateral securing Lessee’s obligations under the related Lease, and (iii) an “Affiliate” of Lessee or Lessor, as used herein, shall mean a person, firm or entity controlling, controlled by or under common control with such party.

8.3

Additions.  Lessee shall not attach or install anything in or on any Equipment that could impair the originally intended function or use of such Equipment unless the Lessor thereof has provided its prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).  Except as expressly permitted hereunder or under any related Lease, Lessee shall not attach or incorporate the Equipment to or in any other property in such a manner that the Equipment may be deemed to have become an accession to or a part of such other property. Lessee shall make all additions and modifications as and when required by all applicable requirements (“Required Additions”) and may make all other additions and modifications it so elects as and to the extent such other additions and modifications do not impair the fair market value or anticipated residual vale, or originally intended function or utility, of the Equipment to which it is to be attached, are readily removable without harm to such Equipment, and are in all respects consistent with the applicable Lease (“Other Additions”).  All Required Additions and Other Additions while attached, shall become part of the Equipment subject to all terms and conditions of the related Lease and subject to the interest of the Lessor thereunder.  Any Required Additions and Other Additions shall be made only in compliance with this Master Lease, the related Lease Documents and Applicable Law.  Without the prior written consent of the Lessor thereof, Lessee shall not attach or install any Equipment to or in any other personal property so as to constitute an “accession” under applicable commercial law.  The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon.

8.4

Location Reporting.  Lessee agrees that, with respect to each Lease, Lessee will deliver to the Lessor thereunder a report in form and substance reasonably acceptable to such Lessor, and signed by Lessee’s authorized signatory, detailing the locations at which the Equipment leased under such Lease was located since the Acceptance Date of such Equipment, or after the first such report, since the date of the previous such report.  Each such report will be delivered to such Lessor (i) on May 1, 2007 and each consecutive anniversary of such date, or (if after the occurrence and during the existence of a Default, or Event of Default or if in connection with such Lessor’s compliance with any Applicable Requirement or such Lessor’s filing or reporting any tax or other assessment) within five (5) business days after Lessor’s request therefor, and (ii) on the date on which the related Equipment is to be returned in accordance with the related Lease.

9.

Taxes, Fees and Assessments.  Lessee agrees to (i) pay when due or reimburse such Lessor, and on a net after tax basis, indemnify and defend such Lessor against,  all fees, assessments and sales, use, property, excise and other taxes and governmental charges, including, without limitation, interest and penalties now and hereafter imposed by any federal, foreign, state or local governmental body or agency upon any Equipment leased by such Lessor, or the use thereof; (ii) if required by law, file and pay (and copy Lessor on such filings and payments) in a timely manner any tax returns and informational statements required by any federal, state and/or local governmental agency with respect to taxes payable under this Section 9; and (iii) provide evidence of payment of the related taxes and charges to the applicable Lessor.  Lessee agrees to provide all necessary and timely information  requested by a Lessor in connection with its filing or reporting with any governmental authority with respect to taxes payable under this Section 9; provided, that at least 15 days prior to any assessment date with respect to such taxes the Lessee will provide the Lessor with the location of the Equipment and otherwise shall provide Lessor with the location of the Equipment from time to time as Lessor shall request.

Notwithstanding anything to the contrary in this Section 9, the foregoing indemnity shall not apply to (i) any withholding taxes imposed on gross income by the United States of America which are imposed on a Person considered to be a non-U.S. Person for purposes of such tax, (ii) any taxes or other impositions

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based on any Lessor’s net income, branch profits (imposed by the United States of America), capital,  net worth, capital stock, or taxes that are, or are in the nature of, business or franchise taxes (including for this purpose the Texas franchise tax), or (iii) any tax for which Lessee is obligated to indemnify Lessor pursuant to Section 19 of this Lease (such taxes and impositions described in clauses (i), (ii) and (iii) being collectively referred to herein as “Excluded Taxes”).

If any Lessor receives any refund, credit, or deduction from any taxing authority to which such Lessor would not be entitled but for payments by Lessee under this Section, such Lessor shall repay to Lessee the amount of such refund, credit, or deduction.

All of Lessor’s rights and privileges and indemnities contained in this Section shall survive the expiration or other termination of any Lease.

10.

Return of Equipment.  Lessee hereby agrees as follows with respect to its obligation to return to each Lessor the Equipment leased under each Lease to which such Lessor is a party, as and when required pursuant to such Lease and any related Lease Documents:

(a)

At the expiration or earlier termination of any Term, unless Lessee purchases the related Equipment or renews the Lease in accordance with the terms of such Lease, Lessee shall, at Lessee’s risk and expense, perform any testing and repairs required to place the units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear under proper use and maintenance excepted) and in the condition required by the first sentence of Section 8.1 and Return Rider No. 2.  If required by the Lessor under such Lease, the units of Equipment shall be deinstalled, disassembled and crated by an authorized manufacturer’s representative or such other service person as is reasonably satisfactory to such Lessor.  Lessee shall remove installed markings that are not necessary for the operation, maintenance or repair of the Equipment.  Upon such Lessor’s demand, Lessee shall remove all Other Additions, including all parts, supplies, upgrades, accessories and equipment furnished, attached or installed in, on or to any Equipment, and shall repair all damage to the Equipment caused by such removal so as to restore such Equipment to the condition which existed prior to installation of such Other Additions and as required by this Master Lease.  All Equipment shall be cleaned and in such condition as to be immediately installed into use by a third-party end user in a similar environment for which the Equipment was originally intended to be used without the need for repairs or refurbishment.  All waste material and fluid must be removed from the Equipment and disposed of in accordance with then current waste disposal laws, and all other Applicable Laws.  Lessee shall return the units of Equipment to a location within the United States as the Lessor thereof shall direct, but in no event to any location more than 1,000 miles from Houston, Texas.  Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment.  The transit insurance shall name the Lessor of such Equipment as insurance committee to decide a loss payee.  Lessee shall pay for all costs to comply with this subsection (a).

(b)

Until Lessee has fully complied with the requirements of subsection (a) above, Lessee’s Rent payment obligations with respect to the subject Equipment and all other obligations under the related Lease with respect thereto shall continue from month to month notwithstanding any expiration or termination of the related Term, and the Lessor thereof may terminate Lessee’s right to use the Equipment upon 30 days notice, to Lessee.

(c)

Lessee shall provide to the Lessor thereof a detailed inventory of all components of the Equipment including model and serial numbers.  Lessee shall also provide an up-to-date copy of all other documentation pertaining to the Equipment.  All service manuals, blue prints, process flow diagrams, operating manuals, inventory and maintenance records shall be given to such Lessor at least 90 days and not more than 120 days prior to expiration or termination of the related Term.

(d)

Lessee shall make the Equipment available for on-site operational inspections by potential purchasers at their own risk and expense at least 120 days prior to and continuing up to the expiration or termination of the related Term.  The Lessor of such Equipment shall provide Lessee with reasonable notice prior to any inspection, but no less than three (3) business days notice, except that no

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such prior notice shall be required if an Event of Default under the related Lease is then existing.  Lessee shall provide personnel, power and other requirements necessary to demonstrate electrical, hydraulic and mechanical systems for the Equipment.

(e)

Lessee shall perform and comply with any supplemental maintenance requirements set forth in the Return Rider (attached hereto as Rider No. 2, and incorporated by reference as a part hereof; the “Return Rider”).  If any provision of the Return Rider is inconsistent with any of the provisions hereof, the specific provisions of the  Return Rider, to the extent so inconsistent, shall supersede the inconsistent provisions hereof. Lessee’s obligation to return, and a Lessor’s right to recover all of the items of Equipment as and when, and in accordance with each Lease and the related Lease Documents to which Lessee is a party, are of the essence of this Master Lease and each Lease.

11.

Affirmative and Negative Covenants.  Lessee covenants and agrees as follows:

(a)

Lessee shall comply with, and cause the Equipment to comply with, all Applicable Requirements, including without limitation, all governmental laws, regulations, requirements, rules to the extent related to any Lease, to any of the Equipment and the installation and operation thereof, the real property at which any of the Equipment shall there be located, including but not limited to the EPAct 2005, the Energy Policy and Conservation Act as amended from time to time, which singly or in the aggregate could reasonably be expected to have a Material Adverse Effect or result in a Material Risk.

(b)

Lessee shall, upon the request of the Lessor thereof, mark and identify the Equipment with all information and in such manner as such Lessor may reasonably request from time to time and replace promptly any such markings or identification which are removed, defaced or destroyed.

(c)

Lessee shall at all reasonable times and intervals during business hours grant the Lessor of such Equipment and any of its representatives (including outside auditors) free access to, or otherwise ensure such Lessor free access to, (i) ingress and egress with respect to the related real property, (ii) enter upon the premises wherein the Equipment shall be located or used and permit such Lessor to inspect the Equipment, and all performance, utilization, inspection, maintenance and repair reports and to make copies and take extracts from such records and reports and (iii) examine and audit its books and records (including computer records) relating to the Equipment and any Lease to which such Lessor is a party.

(d)

Lessee shall not create, incur, assume or suffer to exist any Lien affecting or with respect to any of the Equipment (other than Permitted Liens).

(e)

Lessee shall not make any changes or alterations in or to the Equipment except as necessary for compliance with, or expressly, permitted by, Section 8 hereof.

(f)

Lessee or its Permitted Operator shall possess and control each of the items of Equipment and shall not change the location of the Equipment or any part thereof from the address or location shown on the related Schedule without complying with Section 8 hereof.

(g)

The Equipment will remain personal property and will at all times be used for commercial or business purposes.

(h)

Lessee shall deliver to the Lessor of such Equipment each of the following with respect to such Lessor’s Lease and the Equipment leased thereunder: (i) promptly, but in no event later than 10 days after a responsible officer of Lessee learns (or in the exercise of reasonable diligence should have learned) of any Lien (other than Permitted Liens) that has attached to any Equipment, notice of the full particulars of such Lien (to the extent known to Lessee), (ii) as soon as practicable but in no event later than 90 days after the closing of each fiscal year of Lessee, its complete financial statements, prepared in accordance with generally accepted accounting principles applied consistently with past

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periods and certified by nationally recognized and reputable independent certified public accountants, and upon request of such Lessor, as soon as practicable but in no event later than 60 days after close of each of Lessee’s fiscal quarter, copies of its quarterly financial report prepared in accordance with generally accepted accounting principles applied consistently with past periods and certified by Lessee’s chief financial officer, provided, however, Lessee shall be deemed to have complied with the foregoing requirements if it files Forms 10-K and 10-Q with the Securities and Exchange Commission (“SEC”) that are publicly available within the time frames set forth above, (iii) promptly, but in no event later than 15 days after the occurrence thereof, notice of any loss or damage to any Equipment (where the estimated repairs costs would exceed 10% of the Original Equipment Cost) or any accident involving the Equipment causing personal injury or material property damage, and (iv) promptly but in no event later than three (3) business days after a responsible officer of Lessee learns (or in the exercise of reasonable diligence should have learned) of the occurrence  thereof, notice of any Default or Event of Default and a statement of Lessee setting forth reasonably detailed information regarding such Default or Event of Default and the actions that Lessee has taken or proposes to take with respect thereto.

(i)

Lessee shall maintain its corporate existence, except that Lessee may merge or consolidate with or sell all of its assets to any other solvent corporation, if (i) the surviving, continuing or resulting corporation (if not Lessee) shall (x) expressly assume by a written instrument reasonably satisfactory to Lessor (which shall be provided with an opportunity to review and comment upon it prior to the consummation of any transaction) the due and punctual payment of the Rent and the due performance and observance of all covenants, conditions and agreements on the part of Lessee under this Master Lease, each Lease and all of the other Lease Documents to which Lessee is a party, (y) deliver to Lessor an opinion of counsel, in form and substance reasonably satisfactory to Lessor, to the effect that such written instrument has been duly authorized, executed and delivered by such surviving, continuing or resulting corporation and constitutes a legal, valid and binding instrument enforceable against such surviving, continuing or resulting corporation in accordance with its terms, and to such further effects as Lessor may reasonably request, and (z) have an investment grade rating from Moody’s Investors Service, Inc. and Standard & Poor’s Rating Group, (ii) the surviving, continuing or resulting corporation shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and (iii) immediately after such merger, consolidation or sale, no Default or Event of Default would exist; provided, however, that Lessee may sell, lease or otherwise dispose of any of its assets to any person, for a consideration which represents the fair value thereof at the time of such sale, lease or other disposition, if (x) immediately after such sale, lease or other disposition, no Default or Event of Default would exist; and (y) in any one fiscal year, the fair value of the assets sold, leased or otherwise disposed of does not exceed fifteen percent (15%) of Lessee’s consolidated assets as at the beginning of such fiscal year. Notwithstanding the proviso in the preceding sentence, Lessee shall not assign, sell, transfer, encumber or in any way dispose of all or any part of its rights or obligations under this Master Lease or any Lease or any of the Equipment, except as permitted by Section 13 hereof.

(j)

Lessee shall take, and cause any Relevant Third Party to take all actions, including if necessary by entering into or obtaining, as the case may be, any and all pertinent leases, titles, concessions, bonds, deposits, permits, licenses or easements and/or rights-of-way, approvals or consents, in respect of or by any local, state, federal or other governmental authority or agency, or any other  person or entity, if then required with respect to (i) the leasing, subleasing, or other disposition of any Equipment, or (ii) the use, transportation, installation, operation, maintenance, repair, access to and future removal or recovery and disposition of each item of property constituting the Equipment, in each case wherever such Equipment shall be located from time to time.

12.

Lessee’s Identity, Address and Location.  Except pursuant to a transaction permitted by Section 11(i), Lessee shall not change its name, address, organizational identification number, if any, or location for purposes of Section 9-307 of the applicable UCC from that set forth below its signature hereto, unless it shall have given Lessor or its assigns no less than 30 days’ prior written notice.

13.

No Assignment or Other Subleasing by Lessee.  Unless Lessee is itself operating the Equipment pursuant to and in accordance with a Lease, Lessee shall enter into to a use agreement (the

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“Use Agreement”) with a Permitted Operator.  For the purposes hereof, a “Permitted Operator” shall be, at the time of determination, (a) a domestic, solvent business organization, that is an Affiliate of Lessee, (b) having all necessary licenses, permits and other approvals and authorizations required to comply with all Applicable Law, and the applicable provisions of the related Lease (including this Master Lease as incorporated therein), and (c) provided that the applicable Lessor executes and delivers the same, a party to a valid, binding and enforceable Acknowledgment and Agreement (as defined below).  Lessee agrees that, with respect to each Use Agreement, (a) such Use Agreement shall (i) not a grant any property interest, including any leasehold or security interest under applicable commercial law, including the UCC, (ii) be expressly subject and subordinate to the related Lease and the rights of the Lessor thereunder, and under the other related Lease Documents (including as to the Equipment subject to such Use Agreement), (iii) not permit any further disposition by the Permitted Operator, (iv) not be inconsistent with the provisions of the related Lease or cause Lessee to breach any of its representations, warranties or agreements under the related Lease, and (v) otherwise conform to any Acknowledgment and Agreement entered into by Lessee, Permitted Operator and such Lessor concurrently therewith; and (b) Lessee shall enter into, and cause Permitted Operator to enter into, concurrently therewith, an Acknowledgment and Agreement, with and in favor of Lessor, having substantially the same form and substance as Exhibit 3 attached hereto (each, an “Acknowledgment and Agreement”).  Lessor agrees that it will enter into any Acknowledgment and Agreement entered into by Lessee and any Permitted Operator conforming to the requirements of this Section 13.  Any obligations under this Master Lease or any Lease may be delegated to a Permitted Operator with respect to the related Equipment, but no such delegation by Lessee will reduce any of the obligations of Lessee or the rights of Lessor under and with respect to the related Lease and Lease Documents, and all of the obligations of Lessee hereunder and thereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.   EXCEPT AS PERMITTED BY THIS SECTION, LESSEE SHALL NOT ASSIGN, SELL, TRANSFER, ENCUMBER OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS MASTER LEASE OR ANY LEASE OR ANY OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR THEREOF, AND LESSEE SHALL NOT ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR THEREOF.

14.

Quiet Enjoyment.  So long as no Event of Default shall have occurred, Lessee shall lawfully and quietly hold, occupy and enjoy the Equipment (subject to the provisions of this Master Lease) during the term of each Lease without interference by the Lessor party thereto or by any person or persons claiming under such Lessor.

15.

Events of Default.  Each of the following events or occurrences shall constitute an “Event of Default” under a Lease (but solely as it relates to such Lease), and under this Master Lease, but only as and to the extent incorporated into the Schedule relating to such Lease:

(a)

Lessee fails to pay to such Lessor any installment of Rent or other payment required under such Lease or any related Lease Document when due and payable, by acceleration or otherwise, and such failure continues for a period of 10 calendar days;

(b)

any representation or warranty of Lessee made in such Lease or any related Lease Document or any other certificate or instrument delivered by Lessee in connection with this Master Lease shall be materially incorrect or misleading when made;

(c)

Lessee fails to perform any of its obligations under Section 6, 7, 11(d), 11(h)(iv) or 11(i), 12 or 13;

(d)

Lessee fails to perform or observe any other covenant, condition or agreement to be performed or observed by it under such Lease or under any related Lease Document, and such failure or breach shall continue unremedied for a period of 30 days after Lessee has received notice by Lessor thereof;

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(e)

The occurrence of an event of default under any other Lease between Lessee and such Lessor;

(f)

Lessee or any Permitted Operator shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or Lessee or any Permitted Operator shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Lessee or any Permitted Operator, and the same remains in effect for 60 consecutive days; or Lessee or any Permitted Operator shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Lessee or any Permitted Operator; and the same remains in effect for 60 consecutive days;

(g)

any Permitted Operator shall fail to perform when due or within any applicable period of grace, and taking into account any waiver or forbearance by the applicable Lessor, any of such Permitted Operator’s obligations under the applicable Use Agreement, or the applicable Acknowledgment and Agreement, or any Permitted Operator shall repudiate any of such obligations;

(h)

the occurrence of an event of default (however defined, and taking into account any waiver, forbearance, or similar limitations or modifications of such last effective agreement or agreements) under any instrument, agreement or other document evidencing or relating to, and the acceleration of, any indebtedness or other monetary obligation of Lessee, either (i) having a principal amount, in the aggregate, in excess of $50,000,000, or (ii) connected with that certain Amended and Restated Credit Agreement dated January 4, 2005, among the Lessee, the lender parties identified therein, JP Morgan Chase Bank, N.A., as Administrative Agent, SunTrust Bank, as Syndication Agent and Royal Bank of Canada, Fleet National Bank and The Royal Bank of Scotland, plc, as Co-Documentation Agents, as the same may be amended from time to time, or any financing facility extended to Lessee in replacement thereof (the “Facility”); provided, however, in the event of a termination of the Facility, unless and until it is replaced with a facility that is substantially similar to, or more favorable than, the Facility (taking into account, among other things, the covenants and events of default provided therein), any event that would have constituted a “default” or “event of default” under the last effective agreement or agreements, collectively constituting the Facility (and taking into account any waivers, forbearances or similar limitations or modifications of such last effective agreement or agreements that have the effect of amending such agreement or agreements), shall constitute an Event of Default for the purposes of this clause (h);

(i)

the occurrence of any event that, when taken together with all other events that have occurred, could reasonably be expected to result in liability of Lessee under Title IV of the Employee Retirement Income Security Act of 1974, as amended (and including any related regulation then in effect) that would have a Material Adverse Effect;

(j)

any Lease Document or any Lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee;

(k)

Lessee or any Permitted Operator shall contest in writing the effectiveness, validity, binding nature or enforceability of any Lease or any other Lease Document or any applicable Use Agreement or applicable Acknowledgment and Agreement; and/or

(l)

any Lien securing (or required to secure) any of Lessee’s obligations shall, in whole or in part, cease to be a first priority perfected Lien.

The occurrence of an Event of Default under any Lease or group of Leases held by a single Lessor shall not prevent Lessee from exercising any right, power or privilege under any Lease or Leases (including this Master Lease as incorporated into the Schedule or Schedules relating thereto) held

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by any other Lessor or any other related Lease Document (including but not limited to any Early Purchase Option).

16.

Remedies.

16.1

Remedies.  Following the occurrence of any Event of Default and while the same shall be continuing, any Lessor may, with or without cancelling any or all Leases held by such Lessor, in its sole discretion, do any one or more of the following:

(a)

upon written notice to Lessee, cancel any or all Leases held by such Lessor;

(b)

declare immediately due and payable all sums due and to become due under any or all Leases held by such Lessor for the full Term respecting the Equipment subject to such Leases (including any renewal or purchase options which Lessee has contracted to pay);

(c)

with or without terminating any or all Leases held by such Lessor, demand and recover all Liquidated Damages (as defined in subsection (h) below) and all other payments then due hereunder, whereupon Lessee shall promptly pay the same;

(d)

with or without notice to Lessee, (i) repossess the Equipment leased by such Lessor wherever found, with or without legal process, and for this purpose such Lessor and/or its agents may peaceably enter upon any premises of or under the control or jurisdiction of Lessee or any agent of such Lessee, without liability for suit, action or other proceeding by Lessee (any damages occasioned by such repossession being hereby expressly waived by Lessee to the extent permitted by Applicable Law) and remove the Equipment therefrom, and (ii) without limiting the foregoing, terminate or cancel the related Use Agreement, without regard as to the existence of any event of default thereunder and recover, or cause Lessee and/or Permitted Operator to relinquish possession and return any and all items of Equipment leased under the related Lease, pursuant to this Section 16, and/or exercise any and all other remedies under or with respect to the Acknowledgment and Agreement;

(e)

require Lessee to return the Equipment leased by such Lessor in accordance with Section 10(a) and the Return Rider;

(f)

re-lease, sell or otherwise dispose of any or all of the Equipment leased by such Lessor, whether or not in such Lessor’s possession, at a public or private sale on such terms and notice as such Lessor shall deem reasonable (such sale may, at such Lessor’s sole option, be conducted at Lessee’s premises); or

(g)

exercise any other right or remedy which may be available to it under the applicable UCC or any other applicable law.

(h)

As used herein, “Liquidated Damages” shall mean the liquidated damages (all of which, Lessee hereby acknowledges, are damages to be paid in lieu of future monthly rent (the “Basic Rent”) and are reasonable in light of the anticipated harm arising by reason of an Event of Default, and are not a penalty) described in the first sentence of parts (i) or (ii) of this subsection (h), depending upon the recovery and disposition of the Equipment leased under the applicable Lease.

(i)

 If an Event of Default occurs with respect to any Lease, if Lessor recovers the Equipment and disposes of it by a lease or elects not to dispose of the Equipment after recovery upon demand, Lessee shall pay to such Lessor an amount equal to the sum of (A) any accrued and unpaid Rent as of the date such Lessor recovers possession of the Equipment, plus (B) the present value as of such date of the total Basic Rent for the then remaining term of such Lease, minus (C) either, as applicable, (1) the present value, as of the commencement date of any substantially similar re-lease of the Equipment, of the re-lease rent payable for that period, commencing on such date, which is comparable to the then remaining term of such Lease or (2) the present value, as of that certain date

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which may be determined by taking into account Lessor's having a reasonable opportunity to remarket the Equipment, of the “market rent” for such Equipment (as computed pursuant to UCC-2A) in the continental United States on that date, computed for that period, commencing on such date, which is comparable to the then remaining term of such Lease. Any amounts discounted to present value, shall be discounted at the rate of four and one-half percent (4.5%) per annum, compounded annually.

(ii)

If Lessee fails to return the Equipment in the manner and condition required by this Lease, or such Lessor  recovers and sells the Equipment, upon demand, Lessee shall pay to such Lessor  an amount calculated as the Stipulated Loss Value of the Equipment (determined as of the next rent payment date after the date of the occurrence of the subject Event of Default), together with all other Rent due with respect to the related Lease as of such determination date, and all enforcement costs, less a credit for any disposition proceeds, if applicable pursuant to the application provisions in the next sentence.  If such Lessor demands the liquidated damages under this part (ii), and recovers and sells the Equipment, any proceeds received in good and indefeasible funds shall be applied by such Lessor, with respect to the related Lease: first, to pay all enforcement costs, to the extent not previously paid; second, to pay to such Lessor an amount equal to any accrued and unpaid Rent then due and payable, together with the liquidated damage amounts specified in this part (ii), to the extent not previously paid; third, to pay to such Lessor any interest accruing on the amounts covered by the preceding clauses, at a per annum rate that is equal to the lesser of (i) 18% and (ii) the highest rate permitted by Applicable Law (the “Default Rate”), from and after the date the same becomes due, through the date of payment; and fourth, (A) if the Lessor under such Lease is also the Lessor under any other Leases (whether by retaining the same, or as assignee), to satisfy any remaining obligations under any or all such other Leases, or (B) if such Lessor is not the Lessor under any other Lease, or if Lessee’s obligations to such Lessor under such other Leases have been fully and indefeasibly satisfied, to reimburse Lessee for such amounts to the extent paid by Lessee as liquidated damages pursuant to this part (ii).

16.2

Cumulative Remedies.  The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any other remedies at law or in equity.  Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of advertising.  Lessee shall pay each Lessor’s actual attorney’s fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor’s rights and remedies under this Master Lease or a Lease or if prohibited by law, such lesser amount as may be permitted.

16.3

No Waiver.  No waiver of any Default or any Event of Default shall be effective unless in writing and executed by Lessor.  Waiver of any Default or any Event of Default shall not be deemed a waiver of any other or subsequent Default or Event of Default.

16.4

Effect of Cancellation.  A cancellation of a Lease shall occur only upon written notice by the Lessor thereunder and only as to such Lease as such Lessor specifically elects to cancel and all other Leases not included in any such notice of cancellation shall continue in full force and effect.

17.

Security; Filings.

17.1

Granting Clause.  In order to secure the prompt payment of the Rent and all of the other amounts from time to time outstanding with respect hereto and to each Lease, and the performance and observance by Lessee of all of the provisions thereof and of all of the other related Lease Documents, Lessee hereby collaterally assigns, grants, and conveys to the Lessor under each such Lease to which it is then a party (whether originally named therein and retained, or by assignment), a security interest in and lien on all of Lessee’s right, title and interest in and to all of the following (whether now existing or hereafter created, and including any other collateral described on any rider hereto; the “Collateral”): (i) (if contrary to the parties’ intentions a court determines that such Lease is not a true “lease” under the UCC) the Equipment described in such Lease or otherwise covered thereby (including all inventory, fixtures or other property comprising the Equipment), together with all related software (embedded therein or otherwise) and general intangibles, all additions, attachments, accessories and accessions thereto whether or not furnished by the Supplier; (ii) any subleases, chattel paper, accounts, security deposits,

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and general intangibles relating thereto, and any and all substitutions, replacements or exchanges for any such Equipment or other collateral, in each such case in which Lessee shall from time to time acquire an interest; and (iii) any and all related insurance and/or other proceeds of the Equipment and other collateral in and against which a security interest is granted hereunder.  The collateral assignment, security interest and lien granted herein shall survive the termination, cancellation or expiration of each Lease held by such Lessor until such time as Lessee’s obligations thereunder (other than inchoate indemnity obligations) are fully and indefeasibly discharged.

17.2

Precautionary Provisions.  If contrary to the parties’ intentions a court determines that any Lease is not a true “lease”, the parties agree that in such event Lessee agrees that: (i) with respect to the related Equipment, in addition to all of the other rights and remedies available to the Lessor under or with respect to the related Lease, upon the occurrence of an Event of Default during the continuation thereof, such Lessor shall have all of the rights and remedies of a first priority secured party under the UCC; and (ii) any obligation to pay Rent or any other payment, to the extent constituting the payment of interest, shall be at an interest rate that is equal to the lesser of the maximum lawful rate permitted by applicable law or the effective interest rate used by Lessor in calculating such amounts.

17.3

Filings.  Each Lessor is authorized to file one or more UCC financing statements, precautionary or otherwise, as appropriate, disclosing such Lessor’s interest in the Equipment, a Lease and the sums due under a Lease, without the signature of Lessee or signed by such Lessor as attorney-in-fact for Lessee.  Lessee hereby appoints such Lessor (and any of such Lessor’s officers, employees, or agents designated by such Lessor) as Lessee’s attorney, coupled with an interest, to do all things necessary to carry out this paragraph.  Lessee hereby waives any right that Lessee may have to file with the applicable filing officer, and agrees that it shall not file or authorize the filing of, any financing statement, amendment, termination or other record pertaining to the Equipment leased by such Lessor and/or such Lessor’s interest therein, except as authorized by such Lessor in writing.  Lessee shall pay all costs of filing any financing, continuation or termination statements with respect to a Lease and the Equipment leased thereunder, including, without limitation, any intangibles tax and/or documentary stamp taxes relating thereto.  Lessee shall do whatever may be necessary to have a statement of the interest of a Lessor in the Equipment noted on any certificate of title relating to the Equipment and shall deliver said certificate to such Lessor.

18.

Lessor’s Fees and Expenses; Indemnity.

18.1

Indemnity.  Lessee shall reimburse each Lessor for all charges, out-of-pocket costs and expenses and attorneys’ fees and expenses, reasonably incurred by such Lessor, on a net after-tax basis, in connection with (a) defending or protecting its interests in the Equipment, (b) the execution, delivery, administration, amendment or enforcement of this Master Lease or any Lease to which such Lessor is a party or the collection of any installment of Rent under such Lease, and (c) any lawsuit or other legal proceeding to which this Master Lease or any Lease to which such Lessor is a party or any Equipment leased under such Lease is related, including, without limitation, actions in tort.  Lessee shall indemnify, defend and hold each Lessor, its permitted successors and assigns, and their respective officers, directors, employees, Affiliates and agents (individually and collective, the “Indemnified Parties”) harmless from and against all claims, actions, losses, liabilities (including negligence, tort and strict liability), damages, penalties, judgments, suits and all legal proceedings and any and all costs and expenses and disbursement of whatsoever kind and nature, imposed on, incurred by or asserted against such Indemnified Party (a “Claim”) in connection therewith (including reasonable attorneys’ fees and expenses) that in any way relate to or arise out of any of this Master Lease, any Lease to which such Lessor is a party, or any related Lease Document, the transactions contemplated thereby or the Equipment leased thereby, including, without limitation, (i) the selection, manufacture, purchase, financing, acceptance or rejection of such Equipment, (ii) the ownership of such Equipment, (iii) the delivery, nondelivery, installation, lease, possession, maintenance, use, condition, repair, return, operation or disposition of such Equipment; and without limiting the foregoing, any event or circumstance relating to the real property or personal property to which, or on which, any item of such Equipment may become located and/or attached from time to time, (iv) the condition of such Equipment sold or otherwise disposed of after possession by Lessee, (v) any patent, copyright or trademark infringement, (vi) any act

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or omission on the part of Lessee, any Permitted Operator or any of its officers, employees, agents, contractors, lessees, licensees or invitees, (vii) any misrepresentation or inaccuracy in any representation or warranty of Lessee or any Relevant Third Party, or any breach of Lessee or Permitted Operator of any of its covenants or obligations under such Lease, any related Lease Document or the Relevant Third Party Document, (viii) any Environmental Claim or Environmental Loss, as such terms are defined in the separate Environmental Rider (Rider No. 1), attached to, and a part of this Master Lease, (ix) any personal injury, wrongful death or property damage arising under any statutory or common law or tort law theory, including, without limitation, damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near such Equipment, (x) any injury to, or destruction of, such Equipment, including, without limitation, costs to investigate and assess such injury or damage, (xi) any administrative process or proceeding or judicial or other similar proceeding (including, without limitation, any alternative dispute resolution process and any bankruptcy proceeding) in any way connected with any matter addressed in any Lease to which such Lessor is a party; or (xii) any latent or other defects in such Equipment whether or not discoverable by such Lessor.  Notwithstanding the foregoing, Lessee shall not be required to indemnify an Indemnified Party under this Section 18.1 for (i) any Claim to the extent caused directly by the gross negligence or willful misconduct of such Indemnified Party (except as imputed by law),  (ii) any Claim in respect of the Equipment arising from acts or events which occur after (A) the Equipment has been redelivered to such Lessor in accordance with the applicable Lease, and (B) any and all other obligations of any kind whatsoever of Lessee (other than unaccrued and inchoate indemnity and reimbursement obligations) under this Master Lease and the applicable Lease that have been indefeasibly paid or performed, as the case may be, (iii) any Claim that is an ordinary and usual operating or overhead expense of such Lessor with respect to this Master Lease or the applicable Lease, or (iv) any Claim arising from Excluded Taxes. If any Claim is made against Lessee or an Indemnified Party, the party receiving notice of such Claim shall promptly notify the other, but the failure of the party receiving notice to so notify the other shall not relieve Lessee of any obligation hereunder.  All the rights, privileges and indemnities contained in this Section shall survive the expiration or earlier cancellation or termination of any Lease.

18.2

Express Exculpation.  Notwithstanding anything in this Master Lease or in any rider or Schedule related hereto to the contrary, Lessee and each Lessor acknowledge and intend that all limitations of liability and exculpation from consequential, indirect, special, incidental or punitive damages expressed in this Master Lease shall apply even in the event of the negligence, fault or strict liability of such Lessor, AND SHALL INCLUDE LIABILITY FOR ANY LOSS CAUSED BY THE SOLE  NEGLIGENCE OF SUCH LESSOR.

18.3

Indemnity is Essential to Lessor, Etc.  Notwithstanding anything in this Master Lease or in any rider or Schedule related hereto to the contrary, Lessee and each Lessor acknowledge and intend that it is a material term of this Master Lease, and that such Lessor was induced to agree to the amount of the Rent and the duties and obligations of such Lessor under this Master Lease or the rider or Schedule related hereto that could give rise to any liability whatsoever, based in material part upon the agreement by Lessee to indemnify such Lessor in accordance with the terms of Section 18.1, including but not limited to any exculpations from consequential or incidental damages, all releases, waivers, overall limitation on liability, and hold harmless and indemnity provisions.  Accordingly, Lessee acknowledges that with respect to Lessee's obligation set forth above in Section 18.1 to indemnify, defend and hold harmless the Indemnified Parties from the matters set forth hereinabove, Lessee has had the benefit and advise of legal counsel or has specifically waived the right to obtain such advice, has calculated the potential costs of assuming the risks of doing so when agreeing to the Rent, and has agreed to assume such obligation to indemnify the Indemnified Parties with the full awareness and understanding of the Texas anti-indemnification statutes (Tex. Civ. Prac. & Rem. Code §§ 130.001-005 pertaining to design and construction contracts; and Tex. Civ. Prac. & Rem. Code §§ 127.001-007 pertaining contracts for a well for oil, gas, or water or to a mine for a mineral) or any successor statutes or laws (the “Anti-Indemnity Acts”), and, to the extent permitted by Applicable Law, Lessee hereby covenants and warrants to each Lessor that it will not raise or assert the Anti-Indemnity Acts or any similar statute or policy as an affirmative defense.  Such obligation of Lessee to indemnify the Indemnified Parties as set forth in Section 18.1 shall not be limited by the limits of any insurance obtained by Lessee pursuant to Section 7, and shall be limited by a limitation on amount or type of damages, compensation or

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benefits payable by or for Lessee or any contractor or subcontractor of Lessee under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

19.

Income Tax Indemnity.  With respect to each Lease, Lessee hereby represents, warrants and agrees as follows:

(a)

Lessee represents and warrants that:  (i) it is reasonable to estimate that the useful life of the Equipment leased thereunder exceeds the Term (including any interim and fixed rental renewal periods) of such Lease by the greater of one (1) year or twenty (20) percent of such estimated useful life, and that said Equipment will have a value at the end of the Term of such Lease, including any fixed rate renewal period, of at least twenty (20) percent of the Original Equipment Cost of such Equipment, without including in such value any increase or decrease for inflation or deflation during the original Term (all as evidenced by the certificate of a qualified party to be provided at Lessee’s expense to the Lessor under such Lease prior to the commencement of the lease term); and (ii) the Equipment is, and will be used by Lessee so as to remain, property eligible for the MACRS Deductions (as defined below).  Lessee and each Lessor shall consistently report each lease transaction as a lease for federal income tax purposes.

(b)

If (i) any Lessor in computing its taxable income or liability for tax, shall lose, or shall not have, or shall lose the right to claim, or there shall be disallowed or recaptured for Federal and/or state income tax purposes, in whole or in part, the benefit of MACRS Deductions; or (ii) any Lessor shall become liable for additional tax as a result of Lessee having made a substitution for or replacement of any item of the Equipment under a Lease, or having added an attachment or made an alteration to the Equipment under a Lease, including without limitation, any such attachment or alteration which would increase the productivity or capability of such Equipment so as to violate the provisions of Rev. Proc. 2001 28, 2001 1 C.B. 1156 (as it may hereafter be modified or superseded) or as a result of Lessee’s making any payments other than or at times different from those contemplated by the relevant Lease; or (iii) the statutory full-year marginal Federal tax rate (including any surcharge) for corporations is more than thirty five (35) percent; or (iv) as the result of the treatment of any item of income or deduction attributable to a Lease as being from sources without the United States, the foreign tax credit which the Lessor thereunder may claim against its Federal income tax liability for any year is less than the credit which such Lessor could have claimed if all such items of income and deduction had been treated as from sources within the United States; hereinafter referred to as a “Loss”; then Lessee shall pay such Lessor the Tax Indemnification Payment under such Lease as additional rent and such Lessor shall revise the Schedule(s) of Stipulated Loss Values to reflect the Loss for the relevant Equipment.  As used herein, “MACRS Deductions” shall mean the deductions under Section 167 of the Internal Revenue Code of 1986, as now or hereafter amended (the “Code”), determined in accordance with the modified Accelerated Cost Recovery System with respect to the Original Equipment Cost of any item of the Equipment under a Lease using the accelerated method set forth in Section 168(b)(1) of the Code as in effect on the date of such Lease for “7 year property” within the meaning of Section 168(e) of the Code; “Lessor” shall be deemed to include the consolidated Federal taxpayer group of which such Lessor is a member; and “Tax Indemnification Payment” shall mean such amount as, after consideration of (i) all taxes required to be paid by such Lessor in respect of the receipt thereof under the laws of any governmental or taxing authority in the United States, and (ii) the amount of any interest or penalty payable by such Lessor in connection with the Loss for the relevant Equipment, shall be required to cause such Lessor’s after-tax net return (the “Net Return”) to be equal to, but no greater than, the Net Return computed consistently with current tax laws (and with the assumption that such Lessor is taxed at the highest marginal Federal and state tax rates) as of the date of such Lease that would have been available to such Lessor had the Loss not occurred.

(c)

Each Lessor shall be responsible for, and no Lessor shall be entitled to a Tax Indemnification Payment by Lessee on account of, any Loss arising as a direct result of the occurrence of any one or more of the following:  (i) the failure of such Lessor to timely and properly claim MACRS Deductions in the tax return of such Lessor other than as a result of changes in the Code or applicable regulations unless in the opinion of such Lessor’s tax counsel there is no reasonable basis for such claim; or (ii) the failure of such Lessor to have sufficient taxable income before application of the MACRS

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Deductions to offset the full amount of such MACRS Deductions other than as a result of changes in the Code or applicable regulations; or (iii) any event which by the terms of a Lease requires payment by Lessee of the Stipulated Loss Value if such payment is thereafter actually made to such Lessor, to the extent that such payment reimburses such Lessor for amounts otherwise payable by Lessee pursuant thereto; or (iv) a disqualifying disposition due to a voluntary sale of any item of the Equipment under a Lease by the Lessor thereunder prior to a Default.  If any Lessor receives any refund, credit, or deduction from any taxing authority to which such Lessor would not be entitled but for payments by Lessee under this Section, such Lessor shall repay to Lessee the amount of such refund, credit, or deduction.

(d)

Each Lessor promptly shall notify Lessee in writing of any Loss relating to the Equipment under a Lease, detailing the events or circumstances giving rise to the Loss, and Lessee shall pay to such Lessor the Tax Indemnification Payment within thirty (30) days of such notice.  For these purposes, a Loss shall occur upon the earliest of:  (i) the happening of any event (such as disposition or change in use of any item of the Equipment under a Lease) which will cause such Loss, (ii) the payment by such Lessor to the Internal Revenue Service or state taxing authority of the tax increase (including an increase in estimated taxes) resulting from such Loss; (iii) the date on which the Loss relating to the Equipment under a Lease is realized by the Lessor thereunder; or (iv) the adjustment of the tax return of such Lessor to reflect such Loss.

(e)

The obligations of Lessee under this Section 19, which accrue during the term of a Lease, shall survive the expiration, cancellation or termination of each Lease.

20.

Waivers.  To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 2A-508 through 2A-522 of the UCC, including, without limitation, Lessee’s rights to (a) cancel any Lease; (b) repudiate any Lease; (c) reject any Equipment; (d) revoke acceptance of any Equipment; (e) recover damages from a Lessor for any breaches of warranty or for any other reason; (f) a security interest in the Equipment in Lessee’s possession or control for any reason; (g) deduct from Rent owed all or any part of any claimed damages resulting from a Lessor’s default, if any, under any Lease; (h) accept partial delivery of the Equipment; (i) ”cover” by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those due from a Lessor; (j) recover any special, incidental or consequential damages for any reason whatsoever; and (k) specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment identified in any Lease.

21.

Performance by Lessor; Further Assurances.  If Lessee fails to perform or comply with any provisions contained herein or in a Lease, the Lessor thereunder may perform or comply with such provisions, and the amount of any payments and expenses of such Lessor reasonably incurred in connection with such performance or compliance (including reasonable attorneys’ fees and expenses), together with interest thereon at the Default Rate, shall be deemed additional Rent payable by Lessee upon demand.  Lessee shall cooperate with each Lessor for the purpose of protecting the interests of such Lessor in the Equipment, a Lease and the sums due under a Lease.  Lessee hereby appoints such Lessor (and any of such Lessor’s officers, employees, or agents designated by such Lessor) as Lessee’s attorney-in-fact, coupled with an interest, to do all things necessary to carry out this Section.  Lessee shall execute and deliver to such Lessor upon request such other instruments and assurances as such Lessor deems necessary or advisable for the implementation, effectuation, confirmation or perfection of a Lease and any rights of such Lessor thereunder.

22.

Notices.  All notices, certificates, requests, demands and other communications provided for under a Lease shall be in writing and shall be (a) personally delivered or (b) sent by overnight courier of national reputation, and shall be deemed to have been given on (i) the date received if personally delivered and (ii) the next business day if sent by overnight courier.  All communications shall be addressed to the party to whom notice is being given at its address set forth below its signature hereto, or such other address as such party may designate in writing to the other party.  If notice to Lessee of any intended disposition of the Equipment or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in this Section) at least 10 calendar days prior to the date of intended disposition or other action.

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23.

Absolute and Unconditional.  Lessee hereby agrees that the obligations of each Lessor and Lessee hereunder shall be separate and independent covenants and agreements, and that Lessee’s obligation to pay all Rent and any other amounts owing under a Lease shall be absolute and unconditional, even if the Equipment is damaged or destroyed, if it is defective or if Lessee no longer can use it.  Lessee is not entitled to reduce, or set-off against, Rent or other amounts due to a Lessor or to anyone to whom a Lessor assigns this Master Lease or any Lease whether Lessee’s claim arises out of this Master Lease, any Lease, any statement by a Lessor, any Lessor’s liability or any manufacturer’s liability, strict liability, negligence or otherwise.

24.

Governing Law.  THIS MASTER LEASE AND EACH LEASE SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

25.

Waiver of Jury Trial.  EACH LESSOR AND LESSEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS MASTER LEASE OR ANY LEASE, ANY DEALINGS BETWEEN SUCH LESSOR AND LESSEE RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS MASTER LEASE OR ANY LEASE, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN SUCH LESSOR AND LESSEE.  LESSEE ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SUCH LESSOR’S ENTERING INTO THIS MASTER LEASE AND EACH LEASE.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).  THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS MASTER LEASE, ANY LEASE OR ANY OTHER LEASE DOCUMENT RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS MASTER LEASE OR A LEASE.  IN THE EVENT OF LITIGATION, THIS MASTER LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

26.

Forum Selection and Consent to Jurisdiction.  LESSEE AND EACH LESSOR HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH THIS MASTER LEASE OR ANY LEASE OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST THE EQUIPMENT MAY BE BROUGHT, AT A LESSOR’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH EQUIPMENT MAY BE FOUND.  LESSEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  LESSEE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

27.

Assignment by Lessor.  A Lessor may, without the consent of or notice to Lessee, assign or transfer a Lease, and any related Lease Documents and/or such Lessor’s interest in the Equipment to any financial institution or other equipment financing provider (x) having capital surplus or a minimum net worth of Seventy-five Million Dollars ($75,000,000), or an Affiliate of any such person that

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guarantees such assignee’s obligations under the assigned Lease; and (y) not engaged directly, nor having an Affiliate that is engaged directly, in a business that competes with Lessee in the exploration and production of hydrocarbons, drilling for hydrocarbons, or the gathering or marketing of hydrocarbons; any other assignment or transfer shall require Lessee’s consent, not to be unreasonably withheld, provided, however, that no such assignment or transfer shall, in any case, materially change Lessee’s duties or obligations under this Master Lease or any Lease, nor materially increase the burdens or risks imposed on Lessee.  Lessee shall be entitled to render performance to the Lessor under any Lease until such Lessor notifies Lessee of any such assignment. Lessee agrees that it will not assert against any assignee of a Lessor any defense, counterclaim or offset that Lessee may have against such Lessor. Lessee also agrees to confirm in writing the receipt of the notice of assignment and such other matters as may be requested by any assignee.  In the event a Lessor assigns a Lease, the term “Equipment” as used herein or in any Lease Document with respect to such assignee shall mean only the Equipment described on the Schedules held by such assignee, the term “Lessor” as used herein or in any Lease Document with respect to such assignee shall mean only the assignee, and the term “Lease” as used herein or in any Lease Document with respect to such assignee shall mean only the Lease held by such assignee.

28.

Miscellaneous.  A Lessor’s failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish such Lessor’s right thereafter to demand strict compliance therewith or with any other provision.  Time is of the essence with respect to the obligations of Lessee under this Master Lease and each Lease.  It is the intention of the parties hereto to comply with any applicable usury laws; accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Master Lease or any Lease, in no event shall this Master Lease or any Lease require the payment or permit the collection of interest or any amount in the nature of interest or fees in excess of the maximum permitted by applicable law.  Any provision of this Master Lease or a Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  The captions in this Master Lease or any other Lease Document are for convenience only and shall not define or limit any of the terms hereof or thereof.  Only the representations and warranties and indemnities made or agreed to in this Master Lease, any Lease, and any other Lease Documents relating thereto, and all other obligations that are accrued but not indefeasibly paid or performed in accordance with the applicable provisions of this Master Lease, or the related Lease or related Lease Documents, shall survive the expiration, termination or cancellation of this Master Lease or any Lease.  This Master Lease, together with the Schedules and Riders related thereto executed and delivered by any Lessor and Lessee, constitute the entire understanding and agreement between such Lessor and Lessee and there is no understanding or agreement, oral or written, which is not set forth therein.  No Lease may be amended except by a writing signed by the Lessor thereunder and Lessee and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns; provided, however, any amendment to this Master Lease by a Lessor under a Schedule or Schedules hereto shall only be binding with respect to the parties to such Schedules, and not as to any other Schedules entered into under this Master Lease.  The parties agree that this Master Lease is not intended by either party to give any benefits, rights, privileges, actions or remedies to any person, partnership, firm or corporation (other than a party or its permitted assignee) as a third party beneficiary or otherwise under any theory of law.  This Master Lease and any Schedule may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document, and any of the parties hereto may execute this Master Lease or a Schedule by signing any such counterpart; provided, however, to the extent that any Schedule would constitute chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Master Lease in and of itself without the transfer or possession of the original of such Schedule, and no security interest in a Schedule may be created by the transfer or possession of any counterpart of such Schedule other than the original thereof, which shall be identified as the document marked “Original No. 1 of 2.”

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IN WITNESS WHEREOF, the parties hereto have caused this Master Lease Agreement to be executed in their respective corporate names by their duly authorized officers, all as of the date first written above.

LESSEE:

SOUTHWESTERN ENERGY COMPANY

By:  /s/ Greg D. Kerley
Name:  Greg D. Kerley
Title:  Executive Vice President & Chief Financial Officer

2350 N. Sam Houston Parkway

Suite 300

Houston, TX 77032

Telephone: 281-618-4700
Facsimile: 281-618-4820

Lessee’s Organizational Identification Number: 71-0205415

Lessee’s Location for purposes of Section 9-307 of the UCC:  Delaware

Lessee’s residence for federal income tax purposes:  Fayetteville, Arkansas

LESSOR:

SUNTRUST LEASING CORPORATION

By:  /s/ M. Powers
Name:  M. Powers
Title:  S-VP

Suntrust Leasing Corporation
c/o Hampton Plaza

300 E. Joppa Road, 7th Floor

Towson, MD 21286

Phone: 410-307-6600
Fax: 410-307-6702

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EXECUTION COPY

RIDER NO. 1 TO THE MASTER LEASE AGREEMENT

ENVIRONMENTAL RIDER

This Environmental Rider is being entered into pursuant to, and as part of, the Master Lease Agreement dated as of the 29th day of December, 2006 (including any and all riders, exhibits and supplements, the “Master Lease”) between SOUTHWESTERN ENERGY COMPANY (together with its successors and assigns, “Lessee”) and SUNTRUST LEASING CORPORATION (or such other party entering into any Schedule incorporating the terms of the Master Lease, including this Rider, and named as “Lessor” in such Schedule, together with their respective successors and assigns, “Lessor”).  All capitalized terms used but not defined herein are defined in the Master Lease.

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

29.

As used herein, the following terms shall have the following meaning:

29.1

“Adverse Environmental Condition” shall mean (i) the existence, or the continuation of the existence, of Environmental Contamination at, in, by, from or related to the Equipment, (ii) the environmental aspect of the transportation, storage, treatment or disposal of materials in connection with the operation of the Equipment, or (iii) the violation, or alleged violation, of any Environmental Law, permits or licenses of, by or from any governmental authority, agency or court relating to environmental matters connected with any of the Equipment.

29.2

“Affiliate” shall mean, with respect to any given person, any person who directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person.

29.3

“Environmental Claim” shall mean any accusation, allegation, notice of violation, claim, demand, abatement or other order or direction (conditional or otherwise) by any governmental authority or any person for personal injury (including sickness, disease or death), tangible property damage, damage to the environment or other adverse effects on the environment, or for fines, penalties or restrictions, resulting from or based upon any Adverse Environmental Condition.

29.4

“Environmental Contamination” shall mean any actual or threatened release, spill, emission, leaking, pumping, injection, presence, deposit, abandonment, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any of the Equipment, including, without limitation, the movement of any Hazardous Substance or other substance through or in the air, soil, surface water, groundwater or property.

29.5

“Environmental Law” shall mean any applicable present or future federal, state or local law, ordinance, order, rule or regulation and all judicial, administrative and regulatory decrees, judgments and orders, pertaining to health, industrial hygiene, the use, disposal or transportation of Hazardous Substances, Environmental Contamination, or pertaining to the protection of the environment, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) (42 U.S.C. §9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. §1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), the Clean Air Act (42 U.S.C.  §7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. §1361 et seq.), the Occupational Safety and Health Act (19 U.S.C. §651 et seq.), the Noise Control Act of 1972 (42 U.S.C. §4901 et seq.), and the Hazardous and Solid Waste Amendments (42 U.S.C., §2601 et seq.), as these laws have been or may be amended or supplemented, and any successor thereto and any applicable analogous foreign, state or local statutes, and the rules, regulations and orders promulgated pursuant thereto.

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29.6

“Environmental Loss” shall mean any loss, cost, damage, liability, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys’ fees, engineering and other professional or expert fees), investigation, removal, cleanup and remedial costs incurred or required to be incurred pursuant to Environmental Laws and damages to, loss of the use of or decrease in value of the Equipment arising out of or related to any Adverse Environmental Condition.

29.7

“Equipment” shall mean the Equipment described in the Schedule.

29.8

“Hazardous Substances” shall mean and include hazardous substances as defined in CERCLA; oil of any kind, petroleum products and their by products, including, but not limited to, sludge or residue; asbestos containing materials; polychlorinated biphenyls; any and all other hazardous or toxic substances; hazardous waste, as defined in CERCLA; medical waste; infectious waste; those substances listed in the United States Department of Transportation Table (49 C.F.R. §172.101); explosives; radioactive materials; and all other pollutants, contaminants and other substances regulated or controlled by the Environmental Laws and any other substance that requires special handling in its collection, storage, treatment or disposal under the Environmental Laws.

30.

Lessee hereby represents and warrants that:  (a) each of Lessee and its Permitted Operator shall use the Equipment so as to comply with all Environmental Laws; and (b) each of Lessee and its Permitted Operator has in full force and effect all federal, state and local licenses, permits, orders and approvals required to operate the Equipment in compliance with all Environmental Laws; except, in each such case, for any unintentional non-compliance with any such Environmental Laws, where such non-compliance could reasonably be expected to have a Material Adverse Effect or, the effect of which could reasonably be expected to result in a Material Risk.

31.

Lessee agrees that if required to return the Equipment or any item thereof to Lessor or Lessor’s agents, Lessee shall, or shall cause its Permitted Operator to, return such Equipment free from all Hazardous Substances (other than those substances that are necessary for the operation or storage of the Equipment as and to the extent consistent with Lessee’s compliance with Section 10 of the Master Lease and the Return Rider), and otherwise fully in compliance with all Environmental Laws.

32.

With respect to each Lease, the provisions of this Rider shall survive any expiration, cancellation or termination of such Lease.

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EXECUTION COPY

SUNTRUST LEASING CORPORATION Lessor By: /s/ M. Powers Name: Michael J. Powers Title: Secretary	SOUTHWESTERN ENERGY COMPANY Lessee By: /s/ Greg D. Kerley Name: Greg D. Kerley Title: Executive Vice President & Chief Financial Officer

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RIDER NO. 2 TO THE MASTER LEASE AGREEMENT

RETURN RIDER

This Return Rider is being entered into pursuant to, and as part of, the Master Lease Agreement dated as of the __th day of December, 2006 (including any and all riders, exhibits and supplements, the “Master Lease”), between Southwestern Energy Company (together with its successors and assigns, “Lessee”) and Suntrust Leasing Corporation (or such other party entering into any Schedule incorporating the terms of the Master Lease, including this Rider, and named as Lessor in such Schedule, together with their respective successors and assigns (“Lessor”).  All capitalized terms used but not defined herein are defined in the Master Lease.

RETURN PROVISIONS:  In addition to the provisions of Section 10 of the Master Lease (provided that any inconsistency between the provisions of Section 10 and this Rider shall be resolved in favor of the provisions of this Rider), and provided that Lessee has not elected to exercise its option to purchase the Equipment or renew the Term of the Lease with respect to such Equipment (if and to the extent such option is exercisable in accordance with the applicable provisions of the Option Rider or Early Purchase Option Rider to the Schedule pertaining to such Equipment), the Lessee shall at its expense return the Equipment in accordance with the following requirements:

(a)

Return Inspection.  Not more than one hundred eighty (180) days prior to the then scheduled expiration date of the Basic Term of such Lease, or on such earlier date on which the Equipment is to be returned upon a termination or cancellation of such Lease by Lessor pursuant to the applicable provisions of the Master Lease (the “Required Return Date”), Lessor, at Lessee’s sole expense, will engage the original manufacturer or a qualified consultant to conduct a detailed physical inspection of the Equipment, conduct various tests in accordance with Prudent Industry Practice and review performance, utilization, inspection, maintenance and repair data, records and reports to determine that the Equipment’s actual condition is in accordance with the maintenance, operation, return and other provisions of the Master Lease relating to the condition in which the Equipment is to be kept and maintained during the Term of each Lease.  All discrepancies resulting from the manufacturer’s or consultant’s evaluation will be corrected, repaired and re-evaluated at the Lessee’s sole expense.

The manufacturer or consultant shall provide an in-depth field service report detailing the inspection, including an itemized listing of equipment, noting any deficiencies and the costs for repair.  The manufacturer or consultant shall certify that the Equipment, and primary components have been properly inspected, examined and tested, and are either (1) operating within the manufacturer’s recommended and published specifications and tolerances and are in compliance with the terms of the Lease, and/or (2) identify those items that are not in compliance with the return conditions and provide an estimate of the cost of repair for those items not in compliance.

For the purposes hereof, “Prudent Industry Practice” means at a particular time, those practices, methods and acts which are in accordance with specifications and standards of prudence applicable to the natural gas drilling industry and which are generally engaged in or approved by the natural gas drilling industry at such time with respect to equipment of the same or similar type as the Equipment.  Prudent Industry Practice is not intended to mean the optimum practice, method or act, to the exclusion of all others, but rather is a spectrum of possible practices, methods and acts which could have been expected to accomplish the desired result at the lowest reasonable cost consistent with reliability, safety and expedition and all Applicable Laws and other Applicable Requirements, but Prudent Industry Practice is intended to mean at least the same standard as Lessee would, in the prudent management of its own properties and equipment, use from time to time.

(b)

Storage.  At Lessor’s request, Lessee shall provide insurance and safe and secure storage of the Equipment without charge to the Lessor in a manner consistent with the manufacturer’s

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recommendations for up to 90 days following the Required Return Date at accessible locations in the states of Arkansas or Texas satisfactory to Lessor.

(c)

Supplemental Return Conditions.

(i)

From the date of Lessee’s notice of return to Lessor until Lessee’s return of the Equipment, Lessor shall have the right to attempt a private sale of the Equipment from a mutually convenient location selected by Lessee and consistent with Lessor’s remarketing purposes.  During this time, the Equipment shall remain fully operational and Lessee agrees to demonstrate and allow inspection of the Equipment to potential buyers(s) presented by Lessor, or its agent, provided reasonable notice is provided to Lessee and such buyer(s) expressly assume, for the benefit of Lessee and Operator, all liability for injury to or death of any individual exercising, either on behalf of Lessor or any potential purchaser, the rights of inspection hereunder, but only to the extent such injury or death is the direct result of the gross negligence or willful misconduct of such party.

(ii)

Equipment will be returned with all manuals, maintenance records, log books, plans, drawings and schematics, inspection and overhaul records, operating requirements or other materials pertinent to the Equipment’s operation, maintenance, assembly and disassembly.

(iii)

Equipment will be returned with all parts, components, accessories, pumps, motors and blocks as originally delivered, ordinary wear and tear excepted, and as necessary to operate the Equipment for its intended purpose, including but not limited to trucks, trailers, a complete set of drilling equipment for the rated depth, derrick mast and substructures, draw works and diesel engines, power generators, mud pumps, mixers and tanks, closing unit, complete drill string (pipe, collars and kelly) and blowout preventers, choke manifold, water and fuel tanks, controls and gauges, and all original auxiliary equipment such as hoists, lighting, control houses, forklifts, hoses, etc.

(iv)

There will be no structural or mechanical damage, except ordinary wear and tear.  Frames, structural members, accessories and attachments must be structurally sound without breaks or cracks, ordinary wear and tear excepted, and in compliance with all federal, state, local and other regulatory requirements.  Any structural repairs shall have been made in observance of customary and professional standards and all other Applicable Requirements, and in a workmanlike manner so as not to detract from the Equipment’s functionality or integrity.

(v)

Equipment will be able to perform its required tasks effectively without repair, including (but not limited to) electronic, electrical and mechanical controls, pumps, motors, belts, hoses, pins, bushings, measuring devices, screws, barrels, ways, rams, and clamps, and be operational and in compliance with all Federal, state, local and other regulatory requirements and Applicable Laws, and shall be within the manufacturer’s design performance characteristics and tolerances.

(vi)

Diesel engines, generators and hydraulic systems shall operate without excessive noise, exhaust and vibration, free of all material fluid leaks, and all fluids shall be free of any cross-contamination.  Diesel engines and generators must be mechanically sound and operate within the manufacturer’s specifications with regard to oil pressure, coolant temperature and other pressures.  Generator, generator part and/or generator accessory will have at least half (50%) hours remaining, on each generator, generator part and/or generator accessory, according to the then current manufacturer’s maintenance program overhaul interval.

(vii)

Equipment will be reasonably clean in accordance with Prudent Industry Practice, de-identified of any and all markings except original manufacturer and regulatory markings, and rust free.  Sumps and tanks must be reasonably clean and dry.

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(viii)

All internal fluids such as lube oil and hydraulic oil are to be filled to operating levels with no sludge or residue remaining.  Filler caps are to be secured and disconnected.  Hoses are to be sealed to avoid spillage.

(ix)

All locking keys are to be together and secured to a major external component of the Equipment.

(x)

Equipment with predictable or scheduled replacements or overhaul lives shall have not less than 50% useful life remaining before the next such replacement, overhaul, recalibration, refurbishment or rebuild.

(xi)

The disassembly will be performed according to the manufacturer’s recommendations and with any transportation devices, such as metal skids, lifting slings, and brackets, which were with the Equipment when it was originally delivered, or replacement devices that are equally suitable for the purposes contemplated herein.  All proper blueprinting, mapping, tagging and labeling of each individual part including cables, electrical apparatus and wires will be included.  Equipment shall be returned free from all Hazardous Substances (other than those substances that are necessary for the operation or storage of the Equipment as and to the extent consistent with Lessee’s compliance with Section 10 of the Master Lease and the Return Rider), and otherwise fully in compliance with all Environmental Laws.  All waste material and fluid must be removed from the Equipment and disposed of in accordance with then current waste disposal laws, and all other Applicable Laws.  Lessor shall be held harmless for any damages to the disassembly site.

SUNTRUST LEASING CORPORATION Lessor By: /s/ M. Powers Name: Michael J. Powers Title: Secretary	SOUTHWESTERN ENERGY COMPANY Lessee By: /s/ Greg D. Kerley Name: Greg D. Kerley Title: Executive Vice President & Chief Financial Officer

[Schedule]

RIDER NO. 3 TO THE MASTER LEASE AGREEMENT

REMOVAL RIDER

This Removal Rider is being entered into pursuant to, and as part of, the Master Lease Agreement dated as of the 29th day of December, 2006 (including any and all riders, exhibits and supplements, the “Master Lease”), between Southwestern Energy Company (together with its successors and assigns, “Lessee”) and Suntrust Leasing Corporation (or such other party entering into any Schedule incorporating the terms of the Master Lease, including this Rider, and named as Lessor in such Schedule, together with their respective successors and assigns (“Lessor”).  All capitalized terms used but not defined herein are defined in the Master Lease.

1.

So long as no Default or Event of Default has occurred and is continuing under the Lease to which this Rider is related, Lessee, at its option, may, in the ordinary course of its business, temporarily (but, as to each affected Removed Part (as defined below), in no event more than 90 days, in the aggregate, during any twelve (12) month period during the Term of such Lease, or beyond the expiration or earlier cancellation or termination of such Lease) remove any spare part or individual component that is included in the Equipment under such Lease (each such spare part or component, a “Removed Part”), and use such Removed Part in connection with, or add, affix or attach it to the Equipment of another Lessor under a Schedule to this Master Lease, in each such case, subject to the following conditions:

(a) unless and until Lessee has replaced the Removed Part in accordance with clause (c) below, the Lessor of the Equipment with respect to which such Removed Part is used, added, affixed or attached (the “Benefited Lessor”), effectively agrees that it will not acquire any right, title or interest in such Removed Part by reason of the installation of such Removed Part on or with such Benefited Lessor’s Equipment, and that such Removed Part shall not be subject to any Lien or other interest in favor of such Benefited Lessor, and it shall cooperate with the recovery of such Removed Part by the Lessor of the Removed Part (the “Burdened Lessor”) (and, each Lessor under a Schedule to this Master Lease hereby agrees as such and agrees that such agreement shall remain in full force and effect and be relied upon by each Lessor under any Schedule related to this Master Lease);

(b) the aggregate Original Equipment Cost of all Removed Parts under a Lease removed and not replaced in accordance with clause (c) below shall not on any day exceed fifteen percent (15.00%) percent of the Original Equipment Cost of the items of Equipment leased under such Lease; and

(c) no later than the 60 days after removing the Removed Part, such Removed Part shall be replaced by Lessee’s either (i) substituting for the Removed Part another spare part or individual component that is a new or reconditioned replacement part or component (each, a “Replacement Part”), which such Replacement Part shall be free and clear of all Liens (other than Permitted Liens) and shall have a fair market value, utility and remaining use life at least equal to that of the Removed Part (assuming such Removed Part was in the condition required by the Lease), at which time the Burdened Lessor agrees that its right, title and interest in such Removed Part shall cease and such right, title and interest in such Removed Part shall be vested in the Benefited Lessor free and clear of any Lessor’s Liens arising by, through or under, or in favor of the Burdened Lessor (and Lessee hereby covenants and agrees that such Removed Part shall be free and clear of all other Liens, other than Permitted Liens) or (ii) reattaching, reinstalling or relocating the Removed Part back on or with the Equipment of the Burdened Lessor, and, in either such case, installing such Replacement Part or reattached, reinstalled or relocated Removed Part in accordance with, and after such installation causing the Replacement Part or Removed Part, as the case may be, to be in compliance with all Applicable Requirements, and the other provisions of the related Lease and other Lease Documents.

2.

Lessor shall be indemnified against any Loss (as defined in Section 19 of the Master Lease) suffered by Lessor by reason of the rights granted to Lessee in this Rider, whether by the provision for same, or in connection with any of the undertakings contemplated herein, including, after giving effect to

[Schedule]

any exclusions provided for in any applicable indemnities.

3.

Lessee shall be deemed to have conveyed or caused to be conveyed to Burdened Lessor good and marketable title to each Replacement Part, and each Replacement Part shall be subject to the provisions of the Lease to which the Removed Part was subject, and Lessee agrees to execute and/or deliver any bills of sale, amendments to the related Schedule, filings or other assurances reasonably requested by Lessor; and

4.

Lessee shall be responsible for and pay, and reimburse Lessor for, any taxes or costs relating to any such removal, and any temporary or permanent replacement of parts or components pursuant to this Rider.

SUNTRUST LEASING CORPORATION Lessor By: /s/ M. Powers Name: Michael J. Powers Title: Secretary	SOUTHWESTERN ENERGY COMPANY Lessee By: /s/ Greg D. Kerley Name: Greg D. Kerley Title: Executive Vice President & Chief Financial Officer

[Schedule]

EXHIBIT 1

Form of SCHEDULE

SCHEDULE NO. ____

DATED AS OF ____________, 2006

TO MASTER LEASE AGREEMENT

DATED AS OF DECEMBER 29, 2006

THIS SCHEDULE NO. ___ dated as of ________________, 2006, between SOUTHWESTERN ENERGY COMPANY (together with its successors and assigns, “Lessee”), and [LESSOR] (together with its successors and assigns, “Lessor”) is executed pursuant to the Master Lease Agreement dated as of December 29, 2006 (the “Master Lease”), between Lessee and SUNTRUST LEASING CORPORATION (together with its successors and assigns, “STLC”).

Section 2.

Lease; Equipment.

(a)

Pursuant to Section 1.1 of the Master Lease, Lessee and Lessor hereby agree as follows:  i) all of the provisions of the Master Lease are incorporated herein by reference and capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Master Lease; ii) to the extent the provisions of the Master Lease conflict with the provisions of this Schedule, the provisions of this Schedule shall control; and iii) this Schedule, incorporating the terms and conditions of the Master Lease and all of the exhibits, orders and attachments thereto and hereto, constitute a separate Lease with respect to the Equipment covered hereby; and that, although STLC is referenced in the Master Lease as the original Lessor, the Lessor named above (and its successors and assigns) shall be the Lessor under the Lease created hereby, and under all of the Lease Documents relating to the “Equipment” leased pursuant hereto (as described in subsection 1(b) below).

(b)

Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the equipment and other property described in the attached Exhibit A (together with all accessories, attachments, parts, repairs, additions, upgrades and accessions thereto and all replacements and substitutions therefor, the “Equipment”), which is incorporated herein by this reference.  The aggregate original equipment cost (the “Original Equipment Cost”) for all of the Equipment is [$___________].  The Original Equipment Cost for each item of Equipment is as specified in the attached Exhibit A.

Section 3.

Equipment Location.  Lessee hereby certifies that the description of the Equipment set forth in the attached Exhibit A is accurate, complete and reasonably identifies the Equipment for UCC purposes.  Such Equipment shall be located at the county, and within the zip code, set forth below on the Acceptance Date (as defined below) and relocated from time to time in accordance with the applicable terms and conditions of the Master Lease:  County: ______________   Zip Code: ________________.

Section 4.

Term.  The Term with respect to the Equipment covered by this Schedule shall commence on the date of the Certificate of Acceptance executed by Lessee with respect thereto (the “Acceptance Date”) and continue to January 1, 2007 (the “Commencement Date”), and thereafter for a continuous period (the “Basic Term”) of ninety-six (96) consecutive months following the Commencement Date.

Section 5.

Rent.  b) For the period from the Acceptance Date to the Commencement Date, Lessee shall pay as Rent (“Interim Rent”) for the Equipment, the per diem, pro rata portion of the periodic Basic Rent (as defined below), in an amount equal to $____________ for each day of such interim period.  Interim Rent shall be due on the Commencement Date.  c) Commencing on January 31, 2007 and on the last day of each consecutive month thereafter (each, a “Payment Date”) during the Basic Term, Lessee shall pay to Lessor as Rent (“Basic Rent”) for the Equipment an amount equal to $____________ for each month during the Basic Term (calculated as 1.12351% of Original Equipment Cost).

[Schedule]

All amounts due under this Schedule, including but not limited to Interim Rent and Basic Rent, and all other payments due under the Lease as to which this Schedule is a part shall be paid in lawful money of the United States of America in immediately available funds to the following account, or to such other account as designated by Lessor to Lessee in writing:

Clearing Bank:  _________________

ABA:  _________________

Beneficiary:  _________________

Account:  _________________

Lessee:  SOUTHWESTERN ENERGY COMPANY

Any payment received after 12:00 p.m. New York time will be deemed received on the next succeeding business day.

Section 6.

Representations and Warranties.  Lessee represents and warrants that (a) all of its representations and warranties contained in the Master Lease were not materially incorrect or misleading as of the date made, remain materially accurate as of the date of this Schedule and are hereby reaffirmed and (b) no Default or Event of Default has occurred or would result from this Lease.

Section 7.

Interest in Equipment.  Notwithstanding anything in any Lease Document to the contrary, the Equipment is and shall at all times be and remain the sole and exclusive personal property of Lessor, and notwithstanding any trade-in or down payment by Lessee or on its behalf with respect to the Equipment, Lessee shall have no right, title or interest therein or thereto except as to the use thereof subject to the terms or conditions of this Lease.

Section 8.

Riders, Certificates and Agreements.  The Riders, certificates and agreements executed in connection with this Schedule are checked below:

☑	Stipulated Loss Value Rider
☑	End of Term Option Rider
☑	Early Purchase Option Rider
☑	Acceptance Certificate
☑	Acknowledgment and Agreement of Use

Section 9.

Article 2A Notice.  IN ACCORDANCE WITH THE REQUIREMENTS OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE AS ADOPTED IN THE APPLICABLE STATE, LESSOR HEREBY MAKES THE FOLLOWING DISCLOSURES TO LESSEE PRIOR TO EXECUTION OF THE LEASE, (A) THE SUPPLIERS ARE LISTED ON EXHIBIT A HERETO, (B) LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO LESSOR BY SUPPLIERS, WHICH ARE SUPPLYING THE EQUIPMENT IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT OR THE RIGHT TO POSSESSION AND USE OF THE EQUIPMENT AND (C) WITH RESPECT TO SUCH EQUIPMENT, LESSEE MAY COMMUNICATE WITH SUPPLIERS AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF SUCH PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON A LESSEE IN ARTICLE 2A (EXCEPT, TO THE EXTENT APPLICABLE, ANY SUCH RIGHT OR REMEDY AVAILABLE TO A LESSEE UNDER 2A-522 OF THE UCC IN THE EVENT THAT THE LESSOR IS INSOLVENT AND FAILS TO PERFORM ITS OBLIGATION TO DELVER CONFORMING EQUIPMENT UNDER A LEASE) AND ANY RIGHTS NOW OR HEREAFTER CONFERRED BY STATUTE OR OTHER APPLICABLE LAW WHICH MAY LIMIT OR MODIFY ANY OF LESSOR’S RIGHTS OR REMEDIES UNDER THE DEFAULT AND REMEDIES SECTION OF THE MASTER LEASE.

[Schedule]

Section 10.

Miscellaneous.  This Schedule may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document, and any of the parties hereto may execute this Schedule by signing any such counterpart; provided, however, to the extent that this Schedule would constitute chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest therein may be created without the transfer or possession of the original of this Schedule, and no security interest in this Schedule may be created by the transfer or possession of any counterpart of this Schedule other than the original hereof, which shall be identified as the document marked “Original No. 1 of 2.”

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[Schedule]

IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed in their respective corporate names by their duly authorized officers, all as of the date first written above.

LESSEE: SOUTHWESTERN ENERGY COMPANY By: Name: Title:
LESSOR: [LESSOR] By: Name: Title:

ORIGINAL: __ OF 2

[EXECUTION PAGE OF SCHEDULE NO. ____]

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EXECUTION COPY

EXHIBIT A

Description of Equipment

Quantity	Supplier	Description	Serial Number	Original Equipment Cost

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[Stipulated Loss Value Rider]

STIPULATED LOSS VALUE RIDER

This Stipulated Loss Value Rider dated as of December ___, 2006 (this “Rider”) is attached to and made a part of Schedule No. ___ dated as of December ___, 2006 (the “Schedule”) between SOUTHWESTERN ENERGY COMPANY (together with its successors and assigns, “Lessee”), and [LESSOR] (together with its successors and assigns, “Lessor”) executed pursuant to the Master Lease (as defined in the Schedule).  Capitalized terms used in this Rider and not defined herein shall have the meanings ascribed to such terms in the Schedule (including other Riders thereto), including the Master Lease incorporated therein.   To the extent the provisions of the Master Lease or the Schedule conflict with the provisions of this Rider, the provisions of this Rider shall control.

The Stipulated Loss Value for the Equipment covered by the Schedule shall equal the product of the Original Equipment Cost for the Equipment and the percentage factor set forth in the following table corresponding to the rental payment number with which payment of the Stipulated Loss Value and Basic Rent is due.

Rental Payment Number	Percent of Equipment Cost	Rental Payment Number	Percent of Equipment Cost	Rental Payment Number	Percent of Equipment Cost
1	103.50	33	82.49	65	55.48
2	103.33	34	81.72	66	54.56
3	103.10	35	80.94	67	53.63
4	102.62	36	80.16	68	52.70
5	102.01	37	79.37	69	51.77
6	101.39	38	78.58	70	50.83
7	100.76	39	77.78	71	49.88
8	100.13	40	76.98	72	48.93
9	99.50	41	76.17	73	47.98
10	98.85	42	75.36	74	47.02
11	98.20	43	74.55	75	46.05
12	97.55	44	73.73	76	45.08
13	96.88	45	72.91	77	44.11
14	96.21	46	72.08	78	43.13
15	95.54	47	71.25	79	42.15
16	94.86	48	70.41	80	41.17
17	94.18	49	69.57	81	40.18
18	93.49	50	68.73	82	39.18
19	92.79	51	67.87	83	38.18
20	92.09	52	67.02	84	37.18
21	91.38	53	66.16	85	36.17
22	90.67	54	65.29	86	35.16
23	89.95	55	64.43	87	34.15
24	89.23	56	63.55	88	33.12
25	88.50	57	62.67	89	32.11
26	87.76	58	61.79	90	31.09
27	87.03	59	60.91	91	30.08
28	86.28	60	60.01	92	29.07
29	85.53	61	59.12	93	28.05
30	84.78	62	58.22	94	27.04
31	84.02	63	57.31	95	26.02
32	83.26	64	56.40	96	25.00

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WASHINGTON_DC/#1020.3

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Stipulated Loss Value Rider to be executed in their respective corporate names by their duly authorized officers, all as of the date first written above.

LESSEE: SOUTHWESTERN ENERGY COMPANY By: Name: Title:
LESSOR: [LESSOR] By: Name: Title:

WASHINGTON_DC/#1023.10

[End of Term Option Rider]

END OF TERM OPTION RIDER

This End of Term Option Rider dated as of December ___, 2006 (this “Rider”) is attached to and made a part of Schedule No. ___ dated as of December ___, 2006 (the “Schedule”) between SOUTHWESTERN ENERGY COMPANY (together with its successors and assigns, “Lessee”), and [LESSOR] (together with its successors and assigns, “Lessor”) executed pursuant to the Master Lease (as defined in the Schedule).  Capitalized terms used in this Rider and not defined herein shall have the meanings ascribed to such terms in the Schedule (including other Riders thereto), including the Master Lease incorporated therein.  To the extent the provisions of the Master Lease or the Schedule conflict with the provisions of this Rider, the provisions of this Rider shall control.

Section 11.

Delivery of Notice.  d) At least two hundred seventy (270) days prior to the scheduled expiration of the Basic Term of the Lease (the “Scheduled Expiration Date”), Lessee shall deliver its revocable written notice to Lessor of Lessee’s intent to exercise its option to renew the Basic Term of the Lease pursuant to paragraph (b) below (the “Renewal Notice”); and the failure to provide the Renewal Notice by such date shall be deemed an irrevocable election to either purchase or return the Equipment pursuant to the applicable provisions of this Rider and the Master Lease.

(b)

At least one hundred eighty (180) days prior to the Scheduled Expiration Date, Lessee shall deliver its irrevocable written notice to Lessor of Lessee’s intent to either (such notice, selecting only one of the following three alternative options): (A) return the Equipment to Lessor pursuant to Section 10 of the Master Lease and the Return Rider; (B) exercise its option to purchase the Equipment pursuant to paragraph (c) below; or (C) if Lessee has previously provided its Renewal Notice and has been proceeding to renew the Lease in accordance with paragraph (b) below, exercise its option to renew the Lease pursuant to paragraph (b) (with respect to the selected option, the “Final Notice”).  If for any reason Lessee does not provide the Final Notice one hundred eighty (180) days prior to the Scheduled Expiration Date, Lessee shall be deemed to have elected to return the Equipment to Lessor pursuant to Section 10 of the Master Lease and the Return Rider.

Section 12.

Option to Renew.  Provided that no Default or Event of Default has occurred and is continuing under the Lease to which this Rider relates and that the Lease of the Equipment leased under the Schedule has not been earlier terminated, Lessee shall, if so elected in its Renewal Notice, renew the Lease, at the expiration of the term thereof, with respect to all but not less than all of the Equipment leased thereunder, on the terms and conditions of such Lease, for a negotiated renewal term at a periodic rent equal to the Fair Market Rental Value of such Equipment determined at the time of renewal.  After giving Lessor the Notice of its intent to renew the Lease, Lessee shall engage in negotiations with Lessor to determine the periodic rent to be paid during the renewal term.  Not less than one hundred eighty (180) days before the Scheduled Expiration Date, Lessee shall give Lessor written notice of its acceptance of the renewal terms mutually agreed upon during negotiations.  Such election shall be effective with respect to all of the Equipment leased under the Lease.  For purposes of this Section, “Fair Market Rental Value” shall be deemed to be an amount equal to the rental, as installed and in use, obtainable in an arms’ length transaction for a complete, erected onshore drilling rig ready and in-place for its intended use and purpose at the drill site (and any implied cost to dismantle, move and re-erect the drilling rig from the drill site shall not be a deduction from value) between a willing and informed lessor and a willing and informed lessee under no compulsion to lease.

If Lessee and Lessor are unable to agree on the Fair Market Rental Value at least one hundred eighty (180) days prior to the Scheduled Expiration Date, then an independent appraiser (which appraiser shall be a Senior Accredited Member of the American Society of Appraisers) selected by Lessor and approved by Lessee shall determine Fair Market Rental Value, which determination shall be final, binding and conclusive.  Lessee shall bear all reasonable costs associated with the appraisal.

If, at least one hundred eighty (180) days prior to the Scheduled Expiration Date, Lessee and Lessor are unable to agree on the length of the renewal term (after reasonable negotiations exercised in good faith), Lessee shall provide its Final Notice pursuant to paragraph (a)(ii) above, thereby irrevocably electing to either purchase or return the Equipment (as provided above), and if for any reason Lessee

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[End of Term Option Rider]

fails to timely provide the Final Notice making such election, Lessee shall be deemed to have elected to purchase the Equipment pursuant to paragraph (c) below.

Section 13.

Option to Purchase.  On the Scheduled Expiration Date, provided that no Default or Event of Default has occurred and is continuing under the Lease to which this Rider relates and that the Lease of the Equipment leased under the Schedule has not been earlier terminated, Lessee shall, if so elected in its Notice, purchase on an AS IS, WHERE IS BASIS, all (and not less than all) of the Equipment leased thereunder for a price equal to the Fair Market Value (as defined below) (the “Purchase Option Price”), together with all taxes (except for those taxes the liability for which has been expressly excluded in Sections 9 and 19 of the Master Lease) and charges upon sale and all other amounts accrued and unpaid under the Lease.  Such amounts shall be paid to Lessor in immediately available funds on the Scheduled Expiration Date.  Lessor and Lessee agree that the Purchase Option Price represents a reasonable prediction of the fair market value of the Equipment as of the Scheduled Expiration Date.

For purposes of this Rider, “Fair Market Value” shall mean an amount equal to the price of the Equipment, as installed and in use, that a willing and informed buyer (who is neither a lessee in possession nor a used equipment dealer) would pay for the Equipment in an arms’ length transaction with a willing and informed seller under no compulsion to sell (and assuming that, as of the date of determination, the Equipment is in at least the condition required by the Lease).   The costs of removing and transporting the Equipment from its current location to a willing buyer shall not be deducted from the value of the Equipment.  If Lessee and Lessor are unable to agree on the Fair Market Value at least ninety (90) days prior to the Scheduled Expiration Date, then an independent appraiser (which appraiser shall be a Senior Accredited Member of the American Society of Appraisers) selected by Lessor and approved by Lessee shall determine Fair Market Value, which determination shall be final, binding and conclusive.  Lessee shall bear all reasonable costs associated with the appraisal.

Notwithstanding any election of Lessee to purchase the Equipment in accordance with this Rider, the provisions of the Lease shall continue in full force and effect until the passage of ownership of the Equipment upon the date of purchase.  Upon the purchase of all of the Equipment and receipt by Lessor of the Purchase Option Price, together with all taxes (except for those taxes the liability for which has been expressly excluded in Sections 9 and 19 of the Master Lease) and charges upon sale and all other amounts accrued and unpaid under the Lease, Lessor will transfer, on an AS IS WHERE IS BASIS, all of Lessor’s interest in such Equipment, and at Lessee’s expense shall execute and deliver a bill of sale as reasonably may be required to convey any interest of Lessor in and to such Equipment.  Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the Equipment so purchased or as to any other matters other than as to the absence of Lessor’s Liens.

Section 14.

Exercise of Option Under All Schedules.  Lessee hereby agrees that an additional condition to its exercising any of the options in clauses (i) or (ii) of paragraph (a) above shall be the exercise of that same option with respect to, and in accordance with, all (and not less than all) of all of the items of Equipment leased under all of the other Schedules to which Lessor is a party.

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WASHINGTON_DC/#1023.10

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this End of Term Option Rider to be executed in their respective corporate names by their duly authorized officers, all as of the date first written above.

LESSEE: SOUTHWESTERN ENERGY COMPANY By: Name: Title:

LESSOR: [LESSOR] By: Name: Title:

[Early Purchase Option Rider]

EARLY PURCHASE OPTION RIDER

This Early Purchase Option Rider dated as of December ___, 2006 (this “Rider”) is attached to and made a part of Schedule No. __ dated as of December ___, 2006 (the “Schedule”) between SOUTHWESTERN ENERGY COMPANY (together with its successors and assigns, “Lessee”), and [LESSOR] (together with its successors and assigns, “Lessor”) executed pursuant to the Master Lease (as defined in the Schedule).  Capitalized terms used in this Rider and not defined herein shall have the meanings ascribed to such terms in the Schedule, including the Master Lease incorporated therein.   To the extent the provisions of the Master Lease or the Schedule conflict with the provisions of this Rider, the provisions of this Rider shall control.

Section 15.

Early Purchase Option.  On the next business day immediately following the 84th Payment Date (the “Early Purchase Date”) and provided that no Default or Event of Default under the Lease to which this Rider relates has occurred and is continuing, and that the Lease of the Equipment leased under the Lease has not been earlier terminated, Lessee may, UPON AT LEAST NINETY (90) DAYS PRIOR WRITTEN NOTICE TO LESSOR OF LESSEE’S IRREVOCABLE ELECTION TO EXERCISE SUCH OPTION, purchase on an AS IS, WHERE IS BASIS all (but not less than all) of the Equipment leased thereunder for a price equal to 32.455 % of the Original Equipment Cost exclusive of the rent payment due for the period (the “Early Purchase Option Price”), together with all taxes (except for those taxes the liability for which has been expressly excluded in Sections 9 and 19 of the Master Lease) and charges upon sale and all other amounts accrued and unpaid under the Lease.  Such amounts shall be paid to Lessor in immediately available funds on the Early Purchase Date.  Lessor and Lessee agree that the Early Purchase Option Price represents a reasonable prediction of the fair market value of the Equipment as of the Early Purchase Date.

Section 16.

AS IS, WHERE IS Sale.  Notwithstanding any election of Lessee to purchase the Equipment in accordance with this Rider, the provisions of the Lease shall continue in full force and effect until the passage of ownership of the Equipment upon the date of purchase.  Upon the purchase of all of the Equipment and receipt by Lessor of the Early Purchase Option Price, together with all taxes (to the extent payable pursuant to paragraph 1 above) and charges upon sale and all other amounts accrued and unpaid under the Lease, Lessor will transfer, on an AS IS, WHERE IS BASIS, all of Lessor’s interest in such Equipment, at Lessee’s expense shall execute and deliver a bill of sale as reasonably may be required to convey any interest of Lessor in and to such Equipment.  Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the Equipment so purchased or as to any other matters other than Lessor’s Liens.

Section 17.

Exercise of Options Under All Schedules.  Lessee hereby agrees that an additional condition to its exercising the option provided in this Rider shall be the exercise of that same option with respect to, and in accordance with, all (and not less than all) of the items of Equipment leased under all of the Schedules numbered __ through __ entered into pursuant to the Master Lease (the “Related Lessor Schedules”).  Notwithstanding the foregoing, a Default or Event of Default under fewer than all of the Related Lessor Schedules shall not limit Lessee’s right to exercise the early purchase option provided in the Early Purchase Option Rider with respect to any of the remaining Schedules with respect to which no Default or Event of Default has occurred.

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EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Early Purchase Option Rider to be executed in their respective corporate names by their duly authorized officers, all as of the date first written above.

Lessee: SOUTHWESTERN ENERGY CORPORATION By: Name: Title:
Lessor: [LESSOR] By: Name: Title:

WASHINGTON_DC/#980.6

EXHIBIT 2

FORM OF ACCEPTANCE CERTIFICATE

ACCEPTANCE CERTIFICATE

[LESSOR]

[LESSOR’S ADDRESS]

Reference is made herein to Schedule No. ___ dated as of December __, 2006 (the “Schedule”) between SOUTHWESTERN ENERGY COMPANY (together with its successors and assigns, “Lessee”) and [LESSOR] (together with its successors and assigns, “Lessor”) executed pursuant to the Master Lease (as defined in the Schedule).  Capitalized terms used in this Acceptance Certificate and not defined herein shall have the meanings ascribed to such terms in the Schedule, including the Master Lease incorporated therein.

Lessee hereby certifies to Lessor that (i) all Equipment described in the Schedule has been delivered and installed (if applicable), (ii) Lessee has inspected that Equipment, and all such testing as it deems necessary has been performed by Lessee, Supplier or the manufacturer thereof, (iii) Lessee accepts the Equipment for all purposes of the Lease, (iv) neither a Default nor an Event of Default has occurred, (v) the representations and warranties made by Lessee pursuant to or under the Lease or any related Lease Document are true and correct as if made on the date hereof and (vi) Lessee has reviewed and approves each Supply Contract (as defined in the Master Lease and having the meaning ascribed thereto in UCC § 2A), if any, covering the Equipment described in the Schedule.

WASHINGTON_DC/#980.6

This Acceptance Certificate is made for the benefit of Lessor, and no other party may rely on this Acceptance Certificate.

Dated:   December __, 2006.

LESSEE:

SOUTHWESTERN ENERGY COMPANY

By:

Name:

Title:

EXHIBIT 3

FORM OF ACKNOWLEDGMENT AND AGREEMENT

ACKNOWLEDGEMENT AND AGREEMENT

THIS ACKNOWLEDGEMENT AND AGREEMENT (this “Acknowledgement and Agreement”) is being entered into as of December _____, 2006, by and among [_____________________], (together with its successors and assigns, the “Lessor”), SOUTHWESTERN ENERGY CORPORATION (“Lessee”), and DESOTO DRILLING, INC. (“Operator”).

RECITALS

A.

Pursuant to the request by the Lessee, and concurrently with the entering into of this Acknowledgement and Agreement, Lessor is (1) purchasing an onshore drilling rig, including the related equipment, and other property as described in Annex A hereto and as more particularly described in the Lease (as hereinafter defined), (the “Equipment”), and (2) leasing the Equipment to Lessee pursuant to that certain Schedule entered into between Lessee and Lessor concurrently with this Acknowledgement and Agreement (the “Schedule”), incorporating the Master Lease, as defined in the Schedule, together with all related schedules, riders and attachments (as amended and supplemented, the “Lease”).  Capitalized terms not defined in this Acknowledgement and Agreement are defined in the Lease.

B.

In order to induce Lessor to purchase the Equipment, and lease it to Lessee pursuant to the Lease, and as a condition to Lessor’s undertaking the same, Lessee and Operator are entering into this Acknowledgement and Agreement having the terms and conditions set forth below.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Lessor, Lessee and Operator agree as follows:

1.

Incorporation of Recitals and Defined Terms.  The Recitals are hereby incorporated into this Acknowledgement and Agreement, and acknowledged as being true and correct by all parties to this Acknowledgement and Agreement.

2.

Confirmation and Acknowledgement.

(a)

Lessee’s Confirmation.  Lessee hereby represents and confirms that Operator is a “Permitted Operator” and that the Use Agreement complies with all of the conditions of Section 13 of the Master Lease.

(b)

Lessor’s Acknowledgment.  Relying on Lessee’s confirmation and representation in subsection (a) above, and the other representations, warranties and agreements herein, in the Master Lease and in the other related Lease Documents, Lessor hereby acknowledges and agrees that Operator shall be undertaking all of the responsibilities contemplated to be taken by a Permitted Operator hereunder, and under the Master Lease and all of the related Lease Documents.

3.

Agreements of Lessee and Operator.  This Acknowledgement and Agreement constitutes a Lease Document and Relevant Third Party Document for purposes of the Lease.  Each of the following agreements by Lessee and Operator  are made for the benefit of, and may be enforced by Lessor:

(a)

Use Agreement.  Except as expressly provided in Section 4 below, (i) no material provision of the Use Agreement shall be modified or waived if such modification or waiver either causes the Use Agreement to be inconsistent with the Lease or this Acknowledgement and Agreement, or impairs Lessor’s rights under the Lease or this Acknowledgement and Agreement, or (as assigned hereby) under the Use Agreement, and (ii) the Use Agreement shall not extend beyond the Term of the Lease.

(b)

Subject and Subordinate.  The rights of Operator (and any party claiming through Operator) with respect to the Equipment shall be subject and subordinate in all respects to Lessor’s rights, title and interests in the Equipment, including, all of its rights and remedies hereunder and under any related Lease Documents.

(c)

Location; Inspection.  The Operator shall provide written notice to Lessee and Lessor of the location of the Equipment from time to time, as and when such information is required to be provided by Lessee under the Lease.  Operator agrees that Lessor or its designated employee(s) or agent(s) may inspect the Equipment, any component thereof and all logs, manuals, certificates and records with respect thereto pursuant to, and subject to the limitations set forth in, the Lease.

(d)

No Inconsistent Actions.  Operator acknowledges that it has received from Lessee a current executed copy of all of the documents and agreements constituting the Lease, and that it shall take all necessary actions to remain aware of the then current provisions of the Lease.  Neither Lessee nor Operator will take any action under, or enter into any agreement relating to, the Use Agreement that conflicts with the Lease or this Acknowledgement and Agreement.  Without limiting the foregoing, the Equipment shall not be managed, used, operated, equipped, maintained, repaired, modified, inspected, serviced, located, leased, subleased, assigned, interchanged, conveyed, encumbered, transferred or otherwise disposed of, in a manner that conflicts with the Lease or this Acknowledgement and Agreement.

(e)

Return of Equipment.  Upon the cancellation, termination or expiration of the Lease, unless Lessee has purchased the Equipment pursuant to the Lease, the Use Agreement shall terminate and possession and control of the Equipment will be relinquished to Lessor, except as otherwise elected by Lessor in connection with its exercise of remedies under the Lease and the related Lease Documents.

(f)

Interest in Equipment.  Operator hereby acknowledges and agrees that: (i) it does not have, and it hereby disclaims, any present or future right, title or interest (other than Operator’s contractual right to use the Equipment, as and to the extent provided in the Use Agreement) in or to the Equipment, or any part thereof, and it will keep all of the same free and clear of Liens attributable to Operator, other than Permitted Liens, and (ii) title to any upgrades, modifications, additions, parts, and other related equipment, property or software, attached or added to, incorporated into, or otherwise made a part of the Equipment by Operator or any service provider or vendor pursuant to the Use Agreement, will vest in Lessor, free and clear of Liens for which Operator is responsible, other than Permitted Liens.

4.

Lessee Remains Liable.  Lessee agrees that it is and shall remain fully responsible for all of its obligations under the Lease notwithstanding any provision of the Use Agreement, including, any agreement by Operator to perform its obligations thereunder.  However, Lessor hereby confirms that full, timely and indefeasible performance by Operator of any obligation by Lessee under the Lease in accordance with the applicable provisions thereof shall satisfy such obligations of Lessee.  Without limiting the foregoing, Lessee shall remain responsible for (a) obtaining and maintaining (or causing Operator to obtain and maintain) all of the insurance coverages required under the Lease, in strict accordance with the provisions thereof, and (b) providing, or causing Operator to provide, evidence satisfactory to Lessor of such insurance as and when such evidence is required under the Lease.

5.

Assignment.  Operator shall not sell, assign, sublease, convey, mortgage, exchange or otherwise transfer or relinquish possession of or dispose of, create, assume or suffer to exist any Liens other than Permitted Liens on or with respect to the Equipment.  Each of Lessee and Operator will promptly take such action as directed by Lessor to duly cure any breach of the foregoing. Subject to the foregoing, this Acknowledgement and Agreement shall be binding upon and inure to the benefit of Lessor, Lessee and Operator and their respective permitted successors and assigns.

6.

Lessor’s Rights Upon Default.  Without limiting any term of this Acknowledgement and Agreement or the Lease, upon the occurrence of and the continuation of any Event of Default (whether or not arising hereunder), under the Lease to which this Acknowledgement and Agreement relates, Operator agrees that Lessor shall have the right at its sole election to exercise any and all of its rights, powers and remedies under the Lease and the related Lease Documents.  Each of Lessee and Operator agrees to cooperate with Lessor’s lawful exercise of any such rights, powers and remedies, including the return of the Equipment to Lessor in accordance with the Lease.  Operator shall be liable for any costs, charges or expenses incurred by Lessor in accordance with Sections 16 and 18.1 of the Lease in enforcing or protecting its rights under this Acknowledgement and Agreement.

7.

Indemnity.  Without limiting or otherwise prejudicing any Indemnitee’s rights under any other provision of this Acknowledgement and Agreement, the Lease or the other Lease Documents, Lessee hereby reaffirms for the benefit of Lessor the indemnity and related provisions contained in the Lease and any other Lease Documents, all of which shall be deemed incorporated herein by this reference.  Operator hereby adopts as its own obligations such indemnity and such related provisions.

8.

DISCLAIMER.  LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE EQUIPMENT, INCLUDING ANY RELATED EQUIPMENT, OR ANY MATTER WHATSOEVER, INCLUDING, THE EQUIPMENT’S DESIGN, CONDITION, MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE, ABSENCE OF ANY PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT OR LATENT DEFECT (WHETHER OR NOT DISCOVERABLE BY LESSEE, OPERATOR OR ANY OTHER PERSON), COMPLIANCE OF THE EQUIPMENT WITH ANY APPLICABLE LAW, CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE DOCUMENT OR TO THE DESCRIPTION SET FORTH IN THE LEASE, OR ANY INTERFERENCE OR INFRINGEMENT, OR ARISING FROM ANY COURSE OF DEALING OR USAGE OF TRADE, NOR SHALL LESSOR BE LIABLE, FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT; AND EACH OF LESSEE AND OPERATOR HEREBY WAIVES ANY CLAIMS ARISING OUT OF ANY OF THE FOREGOING.

9.

Further Assurances; Notices; Power of Attorney.

(a)

Further Assurances.  Each of Lessee and Operator respectively agrees that it will promptly execute and deliver or cause to be executed and delivered any and all further instruments, assurances and documents as Lessor may reasonably request from time to time consistent with the purposes of this Acknowledgement and Agreement and the Lease to which it relates; and each of them hereby authorizes Lessor to complete and file any Uniform Commercial Code financing statements and other filings, in each such case, as Lessor deems desirable in order to establish, perfect and afford first priority to its interest in the Equipment

(b)

Notices.  All notices, requests, demands and other communications shall be in writing and shall be (a) personally delivered or (b) sent by overnight courier of national reputation, and shall be deemed to have been given on (i) the date received if personally delivered and (ii) the next business day if sent by overnight courier.  All communications shall be addressed to the party to whom notice is being given at its address set forth below its signature on the Lease, or such other address as such party may designate in writing to the other party.  If notice to Lessee of any intended disposition of the Equipment or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in this Section) at least 10 calendar days prior to the date of intended disposition or other action.

(c)

Power of Attorney.  Each of Lessee and Operator respectively acknowledges that Lessor may exercise its power of attorney granted under the Lease and the related Lease Documents after an Event of Default has occurred and while the same shall be continuing as and when Lessor deems necessary or appropriate to carry out the intent of this Acknowledgement and Agreement.

10.

No Assumption.  Nothing in this Acknowledgement and Agreement shall constitute (a) an assumption by Lessor of any responsibility for the performance by any Person under, or any liability arising in connection with, the Equipment or (b) a waiver or limitation of any of Lessor’s rights or remedies, or Lessee’s or Operator’s respective obligations, under the Lease Documents.

11.

[Intentionally Omitted.]

12.

Miscellaneous.

(a)

Governing Law; Binding Effect.  This Acknowledgement and Agreement shall each be deemed to be a contract made under and governed by the internal laws of the State of New York (excluding the laws applicable to conflicts or choice of law other than sections 5-1401 and 5-1402 of the general obligations law of the State of New York), including all matters of construction, validity and performance, and shall be binding upon each of Lessor, Lessee and Operator and their respective successors and assigns and shall inure to the benefit of Lessor and its successors and assigns.  Each of Lessee and Operator hereby irrevocably consents and agrees that any legal action, suit or proceeding arising out of or in any way in connection with this Acknowledgement and Agreement may be instituted or brought in the courts of the State of New York or the U.S. District Court for the Southern District of New York, as Lessor may elect.  EACH OF LESSEE AND OPERATOR ALSO HEREBY KNOWINGLY AND FREELY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING HEREFROM OR IN RELATION HERETO.  All of Lessor’s rights and privileges and indemnities contained herein (including the indemnities and other provisions incorporated herein pursuant to Section 7 hereof), shall survive the termination, cancellation or expiration of the Lease, the Use Agreement or this Acknowledgement and Agreement.

(b)

Entire Agreement; Modifications; Etc.  This Acknowledgement and Agreement and the Lease Documents contain the entire agreement among the parties hereto regarding the subject matter hereof and completely and fully supersede all other prior agreements, both written and oral, among the parties relating to the subject matter of this Acknowledgement and Agreement.  Any agreements, acknowledgments, indemnifications, representations and warranties in this Acknowledgement and Agreement by Lessee and/or Operator in favor of Lessor shall be deemed to supplement and be a part of the Lease but the Lease Documents shall otherwise remain unmodified and in full force and effect.  This Acknowledgement and Agreement may not be amended except by a writing signed by a Lessor and Lessee and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns; provided, however, any amendment to this Acknowledgement and Agreement by a Lessor shall only be binding with respect to the parties hereto, and not as to any other related Lease Document.  Any waiver shall be effective only in the specific instance and for the specific purpose for which it is given.  No failure to exercise, or delay in exercising, any right hereunder shall operate as a waiver of such right; nor shall any failure to exercise, or partial exercise of, any right under this Acknowledgement and Agreement preclude any other or further exercise of such right or the exercise of any other right.  Any provision of this Acknowledgement and Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  This Acknowledgement and Agreement may be executed in any number of counterparts, each of which shall be an original but all of which when taken together shall constitute but a single instrument.  The headings in this Acknowledgement and Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof.  As between themselves, each of Operator and Lessee hereby waives any and all rights and claims based on suretyship as and to the extent the same may be, or are deemed to be, available to either or both of them by reason of their indemnities and other agreements hereunder.

(SIGNATURES ON NEXT PAGE)

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Agreement to be executed by their respective duly authorized representatives as of the date first above written.

[_______________________________] Lessor By: Name: Title:	SOUTHWESTERN ENERGY CORPORATION Lessee By: Name: Title:

Notice Information:	Notice Information: Telephone: Facsimile:

DESOTO DRILLING, INC. Operator By: Name: Title:

Notice Information: Telephone: Facsimile:

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